As filed with the Securities and Exchange Commission on December 9, 2022

Investment Company Act File No. 811-23843

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

AND

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO.

Modern Markets Flagship Access Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

3100 Clarendon Blvd., Suite 200

Arlington, VA 22201
(Address of Principal Executive Offices)

(703) 678-2303
(Registrant’s Telephone Number, Including Area Code)

Mark Strabo

Modern Markets Flagship Access Fund Inc.
3100 Clarendon Blvd., Suite 200

Arlington, VA 22201
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington, DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act. Shares in the Registrant are not being registered under the Securities Act, and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in the Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” set forth in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

MODERN MARKETS FLAGSHIP ACCESS FUND INC.
CROSS REFERENCE SHEET
PARTS A AND B

ITEM NO.	REGISTRATION STATEMENT CAPTION	CAPTION IN PART A OR PART B
1.	Outside Front Cover	Not Required
2.	Cover Pages; Other Offer Information	Not Required
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Not Required
5.	Plan of Distribution	Not Required
6.	Selling Stockholders	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Defaults and Arrears on Senior Securities
12.	Legal Proceedings	Legal Proceedings
13.	[Removed and reserved.]	Not required.
14.	Cover Page of SAI	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Manager and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements and Exhibits

PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE

The following table describes the fees and expenses that a stockholder (each, a “Shareholder” and, collectively, the “Shareholders”) in Modern Markets Flagship Access Fund Inc., a Maryland corporation (the “Fund,” “we,” “us” and “our”), will bear directly or indirectly. Some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Registration Statement contains a reference to fees or expenses paid by “you,” “us,” the “Fund” or “Modern Markets Flagship Access Fund Inc.,” or that “we” will pay fees or expenses, Shareholders will indirectly bear such fees or expenses as a result of the shares of our common stock, each par value $0.001 per share (the “Shares”), that they hold.

Shareholder Transaction Expenses (as percentage of offering price)(1) (2)
Distribution Reinvestment Plan Fees(3)	[–]
Total Shareholder transaction expenses	[–]	%

Annual expenses (as a percentage of average net assets attributable to Shares)(1)
Management Fee(4)	[●]	%
Interest payments on borrowed funds(6)	[–]	%
Other Expenses(7)(8)	[●]	%
Acquired Fund Fees and Expenses(5)	[●]	%
Total Annual Expenses	[●]	%

(1)       Amount assumes that we sell $[●] worth of our Shares during the following 12 months, that our gross offering proceeds from such sales equal $[●], and that our average net assets during such period equal one half of the gross offering proceeds, or $[●]. Actual expenses will depend on the number of Shares we sell in this offering to eligible investors (the “Offering”) and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $[●] worth of our Shares during the following 12 months.

(2)       The Offering will initially be made directly by us, though we may in the future retain a third-party placement agent or distributor, if deemed appropriate, in connection with the offer and sale of the shares offered pursuant to a confidential private placement memorandum (the “Memorandum”). To the extent we retain any such third-party placement agent or distributor, we would amend the disclosures in the Memorandum to reflect this information, including a specific line item reflecting the amount of sales load due to the engagement of such third-party placement agent or distributor. To the extent we do not retain a third-party placement agent or distributor, it is not expected that there will be any sales load or other discounts or commissions charged in connection with the sale of the Shares.

(3)       The expenses of our distribution reinvestment plan (“Fund DRIP”) are included in Other Expenses.

(4)       Under an investment advisory agreement with us (the “Investment Advisory Agreement”), Modern Markets Management LLC (the “Adviser”) is entitled to a management fee (the “Management Fee”) equal to [●]% per annum of our net assets. See “Item 9.1(b) Investment Advisers” below.

(5)       Represents estimated operating fees and expenses of our interests in alternative asset funds that pursue private equity strategies (each, an “Underlying Fund” and, collectively, the “Underlying Funds”) managed by third-party managers (each, an “Underlying Fund Manager”) as well as any private equity co-investment opportunities in underlying operating businesses sourced by Underlying Fund Managers (collectively, the “Co-Investment Opportunities” and, together with the Underlying Funds, the “Investment Interests”) in which we invest. Some or all of the Investment Interests in which we invest charge asset-based fees, carried interests, incentive fees or incentive allocations based on the Investment Interests’ performance. The Investment Interests in which we invest generally charge a management fee between [●]% and [●]% annually of committed or net invested capital, and approximately [●]% of net profits as carried interest. In a given period, the management fee charged by the Investment Interests may be reduced in part by amounts received by the Investment Interests’ management company for related activities, such as transaction and monitoring fees received from portfolio companies. The [●]% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Interests (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Interests) after refunds, excluding any performance-based fees or allocations paid by the Investment Interests that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Interests.

(6)       We may borrow funds to make investments, although we do not intend to incur leverage or issue preferred shares until the later of 12 months following the initial date on which subscriptions are first accepted by us (such event, the “Initial Closing”) or when the proceeds of the Initial Closing of the Offering are substantially invested in accordance with our investment objective.

(7)       Pursuant to an administration agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”), our Administrator has agreed to provide or arrange for the provision of the facilities and administrative services necessary for us to operate. For providing these facilities and services to us, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to us. In addition, we will reimburse any affiliate of the Administrator for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services or facilities to us under the Administration Agreement. We will bear all fees, costs and expenses incurred in connection with our operation, administration and transactions and that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement.

(8)       We have entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Adviser, whereby the Adviser has agreed to waive, pay or reimburse certain of our operating and other expenses (including organizational and offering-related expenses, but excluding non-administrative expenses incurred by us, including, but not limited to, (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) the Management Fee charged by the Adviser pursuant to the Investment Advisory Agreement) (“Operating Expenses”) to the extent necessary to limit our annual Operating Expenses to [●]% of our net assets (the “Expense Limitation”). We have agreed to carry forward for a period not to exceed three years from the date of the waiver, payment or reimbursement (the “Subsequent Reimbursement Period”) any Operating Expenses in excess of the Expense Limitation that the Adviser (or an affiliate of the Adviser) waives, pays or reimburses pursuant to the Expense Limitation Agreement (“Excess Operating Expenses”), and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. Such reimbursements will only be made to the extent doing so would not cause us to incur expenses in excess of the Expense Limitation in effect (i) at the time such fees or expenses were initially waived, paid or reimbursed, or (ii) at the time reimbursement is sought. The Expense Limitation Agreement may be terminated by our Board of Directors (“Board”).

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return:	$	[●]	$	[●]	$	[●]	$	[●]

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist investors in understanding the costs and expenses that an investor in the Offering will bear directly or indirectly. While the example assumes, as required by the Securities and Exchange Commission (“SEC”), a 5.00% annual return, giving effect to the fee waiver and expense reimbursement arrangement described above, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, participants in the Fund DRIP are expected to receive a number of Shares determined by reference to the price that shares are sold in the Offering at the closing immediately preceding the distribution payment date. See “Dividend Reinvestment Plan.”

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT

We are a recently formed Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. We were incorporated on September 9, 2022. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a “regulated investment company” (a “RIC”) pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

An investment in our Shares is not suitable for investors that require short-term liquidity:

•	Our Shares have no history of public trading and are not expected to become publicly traded. You should not expect to be able to sell your Shares when or in the amount desired, regardless of how we perform.

•	If you are able to sell your Shares, you may receive less than your purchase price.

•	Our Shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the Shares developing in the foreseeable future, if ever.

•	We intend to, but are not obligated to, implement a share repurchase program, but only a limited number of Shares will be eligible for repurchase by us. Thus, an investment in us may not be suitable for investors who may need the money they invest in a specified timeframe.

•	You will have no right to require us to repurchase your Shares or any portion thereof.

•	Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time.

•	We intend to operate as an evergreen fund with no termination date and, accordingly, do not intend to cease our investment operations nor seek to liquidate our investment portfolio as of any specified date.

•	The amount of distributions that we may pay, if any, is uncertain.

•	We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as from offering proceeds or borrowings.

Accordingly, as a result of us operating as an evergreen fund with no termination date and because only a limited number of Shares will be eligible for repurchase by us at any one time, you may be unable to sell your Shares and receive proceeds when you wish to do so, if at all.

The Adviser

Modern Markets Management LLC, which is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is our Adviser. The Adviser was formed as a Delaware limited liability company in August 2022. The Adviser is wholly owned by Modern Markets Inc. (“Modern Markets”), a Delaware corporation, incorporated in January 2022. Modern Markets is a financial technology company that owns and operates an online investment platform via which our Shares will be made available for investment (such platform, the “Modern Markets Platform”).

The Administrator

Pursuant to the Administration Agreement, the Adviser also serves as our Administrator. In its capacity as Administrator, the Adviser provides, or arranges for the provision of, administrative services necessary for us to operate. In accordance with the Administration Agreement, we have agreed to reimburse the Administrator for the expenses it incurs on our behalf in connection with providing such administrative services, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. The Administrator may provide such administrative services directly, or engage one or more sub-administrators to provide such administrative services to us on its behalf.

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

Our investment objective is to seek primarily long-term capital appreciation consistent with providing attractive, risk-adjusted returns by subscribing for and investing primarily in a portfolio of interests in alternative asset funds that pursue private equity strategies.

Pending investment in less-liquid Investment Interests, we may invest available capital in cash, U.S. Treasury securities, short-term investment-grade debt securities, money market funds, time deposits, securities issued or guaranteed by any agency or instrumentality of the United States or any other comparable investments approved by the Adviser (including investments that do not earn any interest) (collectively, “Temporary Investments”) or other similar liquid investments (collectively, the “Liquidity Portfolio”). We will generally seek to invest our Liquidity Portfolio in Temporary Investments, where our Adviser believes we have an immediate need for liquidity, and on an opportunistic basis in (i) publicly traded Underlying Funds, including business development companies, (ii) publicly traded Underlying Fund Managers or parent companies to such Underlying Fund Managers, and (iii) other liquid securities that our Adviser believes are suitable for liquidity management purposes, including, but not limited to, fixed-income securities, publicly traded equity and debt securities, ETFs and other credit instruments. We may maintain or expand the size of our Liquidity Portfolio where necessary in order to, among other reasons, manage liquidity in connection with our share repurchase program (the “Share Repurchase Program”) and manage the diversification requirements associated with our RIC tax status. We expect that our Liquidity Portfolio will initially represent the largest portion of our overall investment portfolio, given the length of time it may take for us to negotiate and enter into arrangements to acquire the type of illiquid Investment Interests we intend to target, but that portion will be significantly reduced over time as capital is deployed to Underlying Funds through capital calls or through the acquisition of interests in Underlying Funds from existing investors, or as we participate in related Co-Investment Opportunities.

We seek to create a low-turnover portfolio that includes investments in Underlying Funds and that provides exposure to a range of private equity managers. Our investments are not generally expected to produce current income on a predictable or routine basis and, as a result, we may be dependent on borrowings or future capital raising to meet our operating needs if other sources of liquidity are unavailable.

Private equity generally refers to the equity securities of non-public companies, which are typically bought and sold through privately negotiated transactions. Private equity firms typically manage a fund of committed capital and invest the funds they manage primarily in non-public companies through privately negotiated investments. Private equity firms employ a variety of investment strategies, including, but not limited to, buyout, growth equity, special situations, and venture capital, and invest across industries, company sizes and stages, and geographies with the primary goal of delivering attractive relative returns for their funds’ investors (typically referred to as “limited partners”). Under ordinary circumstances, our Adviser anticipates allocating our investments in Underlying Funds principally to funds whose primary strategy is buyout or growth equity, with investments in Underlying Funds pursuing special situations or venture capital strategies at the discretion of the Adviser.

Our Adviser believes that our investment strategy will provide accredited investors with exposure to private equity investments and asset allocation services that are typically only available to large institutional investors, thereby offering an opportunity to enhance the risk-adjusted returns of their portfolios. Our Adviser manages our portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from Investment Interests. Our Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The investment program’s use of direct investments in Underlying Funds at launch, or “primaries,” the acquisition of investments in Underlying Funds from other investors, or “secondaries,” and Co-Investment Opportunities are intended to allow us to achieve broader investment exposure and more efficient capital deployment than would be provided by investing in primaries alone. Our structure is intended to alleviate or mitigate a number of the burdens typically associated with direct private equity investing, access to which may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria required to invest in the Underlying Funds directly, such as illiquidity associated with long-term capital commitments to funds, funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on Schedule K-1s.

There can be no assurance we will achieve our investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies identified as fundamental in the paragraph below are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting Shares. As defined by the 1940 Act, the vote of a “majority of the outstanding voting Shares of the Fund” means the vote, at an annual or special meeting of the Shareholders duly called, (a) of 67% or more of the voting Shares present at such meeting, if the holders of more than 50% of our outstanding voting Shares are present or represented by proxy, or (b) of more than 50% of the outstanding voting Shares, whichever is less.

As a matter of fundamental policy:

●	We will not act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act of 1933, as amended (the “Securities Act”), before they may be offered or sold to the public).

●	We will not sell securities short (except with regard to managing the risks associated with publicly traded securities we may hold in our portfolio).

●	We will not purchase securities on margin (except to the extent that we may purchase securities with borrowed money).

●	We will not invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries (the “Industry Concentration Restriction”). The Industry Concentration Restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities. For purposes of the Industry Concentration Restriction, our investments in Underlying Funds are not deemed to be investments in a single industry. In determining whether we are concentrated in an industry or group of industries, the Adviser will use its reasonable best efforts to take into account the Underlying Funds’ focus on particular industries.

●	We may engage in the purchase or sale of commodities or commodity contracts, including futures contracts (only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission (the “CFTC”) have been obtained).

●	We may make loans and purchase or sell real estate and real estate mortgage loans, except as prohibited under the 1940 Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

●	We may invest up to 100% of our total assets in Investment Interests, which may be acquired directly in privately negotiated transactions or in secondary market purchases.

●	We may use derivatives transactions for hedging purposes or to enhance total return, up to the maximum percentage of our assets permitted by the 1940 Act and subject to our investment objective, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

●	We may borrow money or issue senior securities up to the maximum amount and maximum percentage of our assets permitted by the 1940 Act.

In addition to the foregoing fundamental policies, we intend to operate as a non-diversified investment company under the 1940 Act.

With respect to the Industry Concentration Restriction, if the 25% percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, will not constitute a violation of the Industry Concentration Restriction. Our investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which our assets are invested.

REGULATION AS AN INVESTMENT COMPANY

We are a newly formed, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting Shares, we may not:

☐	change our classification to an open-end management investment company;

☐	except, in each case, in accordance with policies with respect thereto set forth in this Registration Statement, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities, or make loans to other persons;

☐	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this Registration Statement, deviate from any investment policy which is changeable only if authorized by Shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in this Registration Statement in accordance with the requirements of the 1940 Act; or

☐	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company, whichever is less.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. At least 40% of our directors must be persons who are not “interested persons” of us or the Adviser, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our Shareholders arising from such director’s or officer’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock or other senior securities representing equity, which is defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock (or other senior securities which are stock) of at least 200% immediately after each issuance of such preferred stock (or other senior securities or other securities which are stock). We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We will generally not be able to issue and sell our Shares at a price below net asset value per share. Our operation as a registered closed-end management investment company affects our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage in this Registration Statement. We may, however, sell our common stock, at a price below the then-current net asset value of our common stock if the Board determines that such sale is in our best interests and the best interests of our Shareholders, and a majority of our outstanding voting Shares approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing Shareholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any investment in which the Adviser or any of its affiliates currently has an investment or to make any co-investments with the Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We may borrow funds to make investments, although we do not intend to incur leverage until the proceeds of the Initial Closing of the Offering are substantially invested in accordance with our investment objective. We may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

In October 2020, the SEC adopted the new Rule 18f-4 related to the use of derivatives and certain other financial instruments by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding certain asset segregation and coverage practices. Among other requirements, the rule requires funds to trade derivatives and other financial instruments that create future payment or delivery obligations subject to value-at-risk leverage limits. Generally these requirements apply unless we satisfy a “limited derivatives users” exception as set forth in the rule. Under the new rule, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case, as they become due. We expect to operate as a limited derivatives user.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors ‒ Risks Related to the Fund’s Business and Structure” in this Registration Statement.

Portfolio Turnover

With respect to our investments, it is our policy not to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and we will effect portfolio transactions without regard to any holding period if, in the Adviser’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by us and our Shareholders. We do not intend to engage in short-term trading with respect to the Liquidity Portfolio. We expect to liquidate positions as needed to fund investments in Underlying Funds. The Liquidity Portfolio may have a higher turnover as positions are sold to provide cash to fund investments or capital calls.

Temporary Investments

Pending investment in investments consistent with our investment objective and strategies described in this Registration Statement, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. In addition, pending investments in Underlying Funds and Co-Investment Opportunities, we may invest in the Liquidity Portfolio. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. With respect to our assets that it manages, the Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. With respect to the Liquidity Portfolio, we expect to liquidate positions as needed to fund Investment Interests. We may have a higher portfolio turnover within the Liquidity Portfolio as positions are sold to provide cash in order to fund investments in Investment Interests or capital calls under existing commitments to Underlying Funds.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our Shares if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidence of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to Shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that we may purchase or hold, so long as such investments are made in accordance with the codes’ requirements. Each code of ethics is attached as an exhibit to this Registration Statement. You may also read and copy each code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Proxy-Voting Policies and Procedures

We have delegated our proxy-voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and our non-interested directors and, accordingly, are subject to change.

Investments in the Underlying Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, we may receive notices or proposals from the Underlying Funds seeking the consent of or voting by their limited partners, including us (“proxies”). We have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy-voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in our best interests.

We intend to hold our interests in the Underlying Funds in non-voting form. Where only voting securities are available for purchase by us, in all, or substantially all, instances, we will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of the investment. In certain limited situations, however, we may be asked to vote on matters at the Underlying Funds. In such instances, the Adviser will generally vote to support management recommendations relating to routine matters, such as the extensions of investment periods or the adoption of amendments to the governing agreements of Underlying Funds (where no corporate governance issues are implicated). The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in our best economic interests. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors (as defined in Item 9.1(a)) indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

Third Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy-voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in-depth research, global issuer analysis and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy-voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

Proxy-Voting Policies and Procedures of the Adviser

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to our investments that it manages in the best interest of its clients and their respective investors. It will review on a case-by-case basis each proposal submitted for a vote to determine its impact on the portfolio securities held by its clients that it manages. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities that it manages, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments that it manages. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy-Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our investments by making a written request for proxy-voting information to: [Chief Compliance Officer], Modern Markets Management LLC, [●], or by calling [●].

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our Shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

☐	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

☐	pursuant to Item 11 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; or

☐	pursuant to Item 11 of Form N-CSR, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a “Commodity Pool”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund; provided certain requirements are met. In order to permit the Adviser to claim this exclusion with respect to us, we will limit our use of CFTC Derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish our CFTC Derivatives do not exceed 5% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of our CFTC Derivatives does not exceed 100% of the liquidation value of our portfolio, after taking into account unrealized profits and losses on such positions. Furthermore, the Adviser will claim relief under CFTC No-Action Letter 12-38 applicable to “Funds of Funds” otherwise eligible for Rule 4.5 relief. Additionally, we will not market ourselves as a “commodity pool” or a vehicle for trading such instruments. Accordingly, we are not subject to regulation under the CEA or otherwise regulated by the CFTC and the Adviser is not subject to registration and regulation as a “commodity pool operator” with respect to us. If the Adviser was unable to claim the exclusion with respect to us, the Adviser would become subject to registration and regulation as a “commodity pool operator,” which would subject the Adviser and us to additional registration and regulatory requirements and increased operating expenses.

RISK FACTORS

Investment in our Shares involves a high degree of risk and, therefore, is suitable only for sophisticated investors for whom such an investment is not a complete investment program and who are capable of evaluating the risks of investing in us. There can be no assurance that we will be able to achieve our investment objective or that Shareholders will receive a return on their capital. Investment results may vary substantially. Investors should carefully consider the following information together with any other disclosure materials or memoranda that we provide and consult with their own advisors before making a decision to invest in our Shares. The risk factors delineated below, however, do not purport to be a complete enumeration or explanation of the risks involved in making an investment in our Shares.

General

The value of our total net assets may be expected to fluctuate in response to fluctuations in the value of the Underlying Funds in which we invest. Discussed below are the investments generally made by Underlying Funds and the principal risks that the Adviser and we believe are associated with those investments. These risks may, in turn, have an effect on our operations. While we intend to focus on investing in Underlying Funds, we may make other types of direct investments. In response to adverse market, economic or political conditions, we may invest temporarily in high quality fixed-income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, we may also make these types of investments pending the investment of assets in Investment Interests or to maintain the liquidity necessary to effect repurchases of Shares. If we invest temporarily in affiliated money market funds, the Adviser in its discretion may waive a portion of the Management Fee so that Shareholders will not pay duplicate fees in respect of such investment. When we take a defensive position or otherwise make these types of investments, we may not achieve our investment objective.

Investment-Related Risks

General Economic and Market Conditions

The value of our total net assets should be expected to fluctuate. To the extent that our portfolio is concentrated, directly or indirectly, in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Underlying Fund’s use of leverage is likely to cause our average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in our Shares involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. Our performance depends upon the Adviser’s selection of Underlying Funds, the allocation of offering proceeds thereto and the performance of the Underlying Funds. The Underlying Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international political or economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes, floods and other factors including environmental negligence which are beyond our control or that of the Underlying Funds. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair our profitability or result in us suffering losses.

No Operating History

We are a non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate our investment performance. The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Underlying Fund Managers may, in some cases, be newly organized with limited or no operating histories upon which to evaluate their performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our Shares could decline substantially.

Availability of Investment Opportunities

The business of identifying and structuring investments of the types we contemplate is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that we will be able to identify and complete attractive investments in the future or that we will be able to fully invest our subscriptions. Similarly, identification of attractive investment opportunities by Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Underlying Fund Manager, an Underlying Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. In the future, other investment vehicles sponsored, managed, or advised by the Adviser and its affiliates may seek investment opportunities similar to those we may be seeking. In such circumstances, the Adviser will seek to allocate fairly and equitably between us and any such other investment vehicles any investment opportunities that may be appropriate for us and such other investment vehicles. Under such circumstances, the Adviser would intend to adopt policies that seek to ensure reasonable efficiency in client transactions and provide the Adviser with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Leverage Utilized by the Fund

Although we do not intend to incur leverage or issue preferred shares until the later of 12 months following our Initial Closing or when the proceeds of the Initial Closing are substantially invested in accordance with our investment objective, we may from time to time in the future borrow money in connection with our investment activities — i.e., we may utilize leverage. Specifically, we may borrow money through a credit facility or other arrangements to fund investments in Investment Interests within the levels permitted by the 1940 Act, which generally allows us to incur leverage for up to one third of our assets (the “Asset Coverage Requirement”). We may also borrow money through a credit facility or other arrangements to manage the timing of funds in connection with the acquisition of our investments (e.g., to provide us with temporary liquidity to acquire investments in Investment Interests in advance of our receipt of distributions from existing Investment Interests).

The use of leverage is speculative and involves certain risks. Although leverage will increase our investment return if our interest in an Underlying Fund purchased with borrowed funds earns a greater return than the interest expense we pay for the use of those funds, the use of leverage will decrease the return on our Shares if we fail to earn as much on our investments purchased with borrowed funds as we pay for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in our Shares, especially in times of a “credit crunch” or during general market turmoil, such as that experienced during late 2008 or the COVID-19 global pandemic. We may be required to maintain minimum average balances in connection with our borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or refuse to renew any credit facility into which we have entered. If we are unable to access additional credit, we may be forced to sell Investment Interests at inopportune times, which may further depress our returns.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. Our borrowings will at all times be subject to the Asset Coverage Requirement.

To the extent we use leverage, we may be subject to additional risks as a result of our use of leverage.

Although we do not intend to incur leverage or issue preferred shares until the later of 12 months following our Initial Closing or when the proceeds of the Initial Closing are substantially invested in accordance with our investment objective, in order to seek to enhance our returns and manage our liquidity needs (e.g., to provide us with temporary liquidity to acquire investments in Investment Interests in advance of our receipt of distributions from existing Investment Interests), we may from time to time in the future borrow money at the discretion of our Adviser up to the limits of the Asset Coverage Requirement. In determining whether and when to borrow money, the Adviser will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds would be borne by our Shareholders.

To the extent we use leverage in connection with our investment activities, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in our Shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any decrease in our income would cause net income attributable to our Shareholders to decline more sharply than it would have had we not utilized leverage. Such a decline could negatively affect our ability to make distribution payments. Leverage is generally considered a speculative investment technique.

The use of leverage creates an opportunity for increased Share net investment income distributions, but also creates risks for Shareholders. We cannot assure you that the use of leverage, if employed, will result in a higher yield on our Shares. Any leveraging strategy we employ may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

●	the likelihood of greater volatility of net asset value and distribution rate of the Shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage we must pay will reduce the return to the Shareholders; and

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Shares than if we were not leveraged.

Any decline in the net asset value of our Investment Interests will be borne entirely by the Shareholders. Therefore, if the market value of our portfolio declines, leverage will result in a greater decrease in net asset value to our Shareholders than if we were not leveraged. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurances that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance where we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by us may result in us being subject to covenants relating to asset coverage and portfolio composition requirements, such as the Asset Coverage Requirement described above. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any senior securities we may issue. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than the Asset Coverage Requirement.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of our dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Investment Interests may also utilize leverage in their investment activities. Borrowings by Underlying Funds are not subject to the Asset Coverage Requirement. Accordingly, our portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Interests and the volatility of the value of the Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008 or the COVID-19 global pandemic. In general, the use of leverage by us or Investment Interests may increase our volatility or that of the Investment Interests.

Private Equity Investments

Private equity generally refers to the securities of non-public companies, which are typically bought and sold through privately negotiated transactions. Private equity firms employ a variety of investment strategies, including, but not limited to, buyout, growth equity, special situations, and venture capital, and invest across industries, company sizes and stages, and geographies with the primary goal of delivering attractive returns for their funds’ investors (typically referred to as “limited partners”). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. We may also participate as a co-investor in investments in underlying operating businesses sourced by Underlying Fund Managers or managers of similar private equity funds. The investments held by Underlying Funds involve the same types of risks associated with an investment in any operating company. However, interests in private equity funds, as well as the securities of the underlying companies these funds invest in, tend to be more illiquid and highly speculative. Further, the securities of the underlying companies often require the availability of financing for a successful transaction to occur. As a result, financing markets can impact the liquidity and/or value of the securities. Private equity, excluding venture capital, has generally been dependent on the availability of debt financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of our investments and our ability to implement our investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase our and/or the Adviser’s legal, compliance, administrative, and other related burdens and costs, as well as regulatory oversight or involvement in our and/or the Adviser’s business. There can be no assurances that we or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on us may affect the manner in which we are managed and may be substantial and adverse.

Venture Capital

We may invest in Underlying Funds that primarily pursue a venture capital strategy. Venture capital investing often involves a high degree of speculation. Venture capital investing can provide an opportunity for significant investments gains, but also includes a very significant risk of investment losses. Venture capital funds usually invest in newly-formed or emerging, high-potential but unprofitable companies. These companies often lack one or more key attributes (e.g., proven technology, marketable product, complete management team or strategic alliances) and involve a high degree of business and financial risk. Venture-backed companies tend to require significant capital, often through several rounds of venture capital financing, to fund their operations before becoming sufficiently established to be sold or taken public. In most cases, venture capital investments will be long term in nature and may require many years from the date of initial investment before disposition. The public market for startup and emerging growth companies is extremely volatile. Such volatility may adversely affect the performance of venture capital investments and the ability to achieve liquidity on a venture capital investment.

Co-Investment Opportunities

We may participate as a co-investor in investments in underlying operating businesses sourced by Underlying Fund Managers or managers of similar private equity funds. Our ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, we will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. In nearly all cases, our participation in a Co-Investment Opportunity will be as a minority investor, meaning we will not have an ability to control or influence the company’s operations, nor have any influence over the decision making of the lead investor. Our ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude us from selling such investments. Often we may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as our ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of our valuation procedures may differ from the valuation assigned to that investment by other co-investors. In some cases, we may pay fees such as placement fees, management fees, administrative fees and/or performance fees to private equity sponsors in connection with a co-investment transaction in which we participate, which fees would be in addition to the fees charged to us by the Adviser and would be indirectly borne by our Shareholders.

Drag-Along Rights

Investment Interests we acquire, including but not limited to Co-Investment Opportunities, may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority shareholder in a company to force minority shareholders to join in the sale of the company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other shareholders, under certain circumstances, to force us to liquidate our position at a specified price, which could be, in the Adviser’s opinion, inadequate or undesirable or even below the cost at which we acquired the investment. In this event, we could realize a loss or fail to realize gain in an amount that the Adviser deems appropriate on the investment.

Temporary Investments

Pending investment in investments consistent with our investment objective and strategies, our investments may consist of cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. In addition, pending investments in Underlying Funds and Co-Investment Opportunities, we may invest in the Liquidity Portfolio. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. With respect to our assets that it manages, the Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions. With respect to the Liquidity Portfolio, we expect to liquidate positions as needed to fund Investment Interests. We may have a higher portfolio turnover within the Liquidity Portfolio as positions are sold to provide cash in order to fund investments in Investment Interests or capital calls under existing commitments to Underlying Funds. We may maintain or expand the size of our Liquidity Portfolio where necessary in order to, among other reasons, manage liquidity in connection with the Share Repurchase Program and manage the diversification requirements associated with our RIC tax status.

Special Situations and Distressed Investments

The Underlying Funds may invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. In addition, troubled company investments and other distressed asset-based investments require active monitoring. There is no assurance that an Underlying Fund will correctly evaluate the value of the assets securing the Underlying Fund’s debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which an Underlying Fund invests, the Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Underlying Fund’s original investment and/or may be required to accept payment over an extended period of time.

Geographic Concentration Risks

An Underlying Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund may be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets

Some Underlying Funds may invest in portfolio companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration

An Underlying Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund may be disproportionately exposed to the risks associated with the industry sectors of concentration.

Infrastructure Sector

Some Underlying Funds may concentrate in the infrastructure sector. Infrastructure companies may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in developing or developed markets may constrain the abilities of infrastructure companies to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by infrastructure companies.

Technology Sector

Certain technology companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Services Sector

Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. In addition, events in the financial sector over the past several years have resulted in reduced liquidity in credit and a high degree of volatility in the financial markets. These events have negatively affected many financial services companies.

Mezzanine Investments

An Underlying Fund may invest, and we may co-invest, in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high-yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.

Currency Risk

Underlying Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which our or the Underlying Funds’ investments are denominated against the U.S. dollar may result in a decrease in our net asset value. The Adviser may not elect to hedge the value of investments we make against currency fluctuations. Accordingly, our performance could be adversely affected by such currency fluctuations.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of our Shares and distributions on our Shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by us, Underlying Funds and the operating businesses in which we and Underlying Funds invest would likely increase, which would tend to further reduce returns to our Shareholders. The United States and other economies have recently experienced historically high inflation rate levels and there is uncertainty in connection with changing expectations relating to inflation and deflation. Changes in inflation rates may adversely impact the value of our portfolio.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of our portfolio.

Force Majeure Risk

Investment Interests may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an Underlying Fund, a portfolio company of an Underlying Fund or a counterparty to us, an Underlying Fund, or a portfolio company) to perform its obligations until the force majeure event has been remedied. In addition, the cost to an Underlying Fund or to us of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more Investment Interests or its assets, could result in a loss to us, including if our investment in such Underlying Fund is canceled, unwound or acquired (which could be without what we consider to be adequate compensation). Any of the foregoing may therefore adversely affect our performance and investments.

COVID-19

In late 2019 and early 2020, a novel coronavirus (“SARS-CoV-2”) and related respiratory disease (“COVID-19”) spread rapidly across the world, including to the U.S. This outbreak has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby. The COVID-19 outbreak has resulted in millions of deaths globally and the imposition of both local and more widespread “work from home” and other quarantine measures, mandatory closures of businesses deemed “non-essential,” border closures and other travel restrictions, a decline in consumer demand for certain goods and services, commercial disruption on a global scale, and general concern and uncertainty, all of which have caused social unrest and significant volatility in financial markets. In March 2020, the World Health Organization declared COVID-19 outbreak a pandemic.

The ongoing spread of COVID-19, along with its various mutations and variants has had, and is expected to continue to have, a material adverse impact on local economies in the affected locations and also on the global economy. Many countries have reacted by instituting quarantines and travel restrictions, which has resulted in disruptions in supply chains and adversely impacted various industries, including, but not limited to, retail, transportation, hospitality, energy and entertainment. These developments may adversely impact certain operating businesses and Underlying Funds in which we may invest and the value of our investments therein. In addition, while we do not expect disruptions to the operations of the Adviser (including those relating to us) or its service providers, such disruptions (including through quarantine measures and travel restrictions imposed on personnel located in affected locations, or any related health issues of such personnel) could nonetheless occur. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage, and divest investments on our behalf and pursue our investment objective and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions associated with the COVID-19 pandemic, the valuation and performance of our investments may be impacted adversely. The duration of the COVID-19 pandemic and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

Russia-Ukraine Conflict

The Russian invasion of Ukraine that commenced on February 24, 2022, has resulted in complex, evolving and systemic economic effects that may influence financial benchmarks key to asset pricing, interest rates and lending availability, as well as financial and physical market liquidity, and the price and availability of essential commodities, in an unpredictable fashion for an uncertain duration. Acute effects to particular commodity and foreign securities markets are possible. Russia and Ukraine are major participants in certain commodities sectors, such as for agricultural (e.g., wheat) and energy (e.g., oil and natural gas) products. Furthermore, this conflict has also resulted in swift multilateral sanctions targeting Russia’s financial sector and access to capital markets with designations of dozens of individuals and entities, including the Russian Central Bank, several large publicly traded Russian banks and companies, Russia’s sovereign wealth funds, and Russian oligarchs and other members of the Russian elite, including Russian Federation President Vladimir Putin. The sanctions imposed are complex and the prohibitions apply to various types of debt and equity transactions involving sanctioned persons, including bonds, loans, loan guarantees, extensions of credit, letters of credit, stocks, share issuances and depository receipts, among others. For example, U.S. persons are prohibited from transacting, financing or otherwise dealing in certain new debt and equity of certain financial institutions and companies critical to the Russian economy. In addition, certain imports, exports, the transfer of U.S. dollar banknotes to Russia, and new investments involving the Russian energy sector are prohibited.

The unpredictable and evolving economic effects resulting from the Russia-Ukraine conflict and the regulations, orders, and sanctions adopted by governments in response to this conflict may affect the value of our portfolio. These factors may have unanticipated, negative consequences for the valuation of our portfolio.

Investments in Publicly Traded Equity Securities

Stock markets can be volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition, investor sentiment and overall market and economic conditions. Although public equity securities have historically generated higher average total returns than fixed-income securities over the long term, in certain periods public equity securities also have experienced significantly more volatility and have at times underperformed relative to fixed-income securities. The price of a public equity security may decline due to an adverse event, such as an unfavorable earnings report, or due to factors which affect a particular industry or industries. The value of a particular public equity security held by us may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of public equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of public equity securities to which we have exposure. Public equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political, economic or market events affecting the issuers occur. In addition, the prices of public equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The public equity securities in which we may invest are structurally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and therefore inherently involve more risk than the debt instruments of such issuers.

To the extent we invest in publicly traded companies, we may be unable to obtain financial covenants and other contractual rights, which subjects us to additional risks.

If we invest in instruments issued by publicly held companies, we may be subject to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on our ability to dispose of such instruments at certain times, increased likelihood of shareholder litigation against such companies’ board members and increased costs associated with each of the aforementioned risks. In addition, to the extent we invest in publicly traded debt instruments, we may not be able to obtain financial covenants or other contractual rights that we might otherwise be able to obtain when making privately negotiated investments. We may not have the same access to information in connection with investments in public debt instruments that we would expect to have in connection with privately negotiated investments. If we or the Adviser were deemed to have material, nonpublic information regarding the issuer of a publicly traded instrument in which we have invested, we may be limited in our ability to make new investments or sell existing investments in such issuer.

Investments in ETFs, Business Development Companies and Other Registered Investment Companies

We may invest in the securities of ETFs, business development companies and other registered investment companies to the extent that such investments are consistent with our investment objective and permissible under the 1940 Act. Under Section 12 of the 1940 Act, we may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of our total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by us or (iii) more than 5% of our total assets would be invested in any one registered investment company. The market value of the shares of other investment companies may differ from their NAV. As an investor in ETFs, business development companies and other registered investment companies, we would bear our ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay our own advisory and administration fees and other expenses. As a result, Shareholders would be absorbing duplicate levels of fees with respect to investments in ETFs, business development companies and other registered investment companies. The securities of ETFs, business development companies and other registered investment companies in which we may invest may be leveraged. As a result, we may be indirectly exposed to leverage through an investment in such securities. An investment in securities of ETFs, business development companies and other registered investment companies that use leverage may expose us to higher volatility in the market value of such securities and increase the risk associated with an investment in such securities. Many ETFs are not actively managed and may be affected by a general decline in market segments relating to an index. An index ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Fixed-Income and Credit Risks

Investments in debt securities and instruments that are below investment grade, for example, “junk bonds,” are speculative and may present us with a higher degree of risk.

Debt securities and instruments that are below investment grade, including subprime loans and so-called “junk bonds,” are speculative, have a higher risk of default or are already in default, and tend to be less liquid and are more difficult to value than higher grade securities or instruments. Junk bonds and subprime loans tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Investment in loans and related participation interests in underlying loans are subject to unique risks.

Our investments may include investments in loans and related participation interests in underlying loans. These obligations are subject to unique risks, including (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments made within 90 days (and, in some cases, within one year) of the date that the issuer’s/borrower’s insolvency came under Title 11 of the United States Code (the “Bankruptcy Code”) and under certain state laws. In analyzing each loan or participation, our Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

To the extent we invest in them, our purchase of loans or participation interests underlying certain loans may expose us to risk of losses resulting from default and foreclosure.

Although we may invest in credit investments that are directly or indirectly secured by collateral as temporary investments or as part of the Liquidity Portfolio, we may be exposed to losses resulting from default and foreclosure of any such credit investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the credit investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted credit investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such credit investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such credit investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, that is, notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made to the borrower at a time when the borrower was in such poor financial condition that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt, but, rather, as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a participation interest in a loan that was subject to recharacterization.

Changing interest rates and prepayment features may decrease the value of credit investments.

We may invest in fixed interest rate credit investments. The value of fixed interest rate credit investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

Risks Related to Underlying Funds

Valuation of the Fund’s Investment Interests

The valuation of our investments in Underlying Funds ordinarily will be determined based upon valuations provided by the Underlying Funds on a quarterly basis. The Underlying Funds will typically provide only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision, including as a result of any audits by their independent auditors. We will provide valuations, and will issue Shares, on at least a quarterly basis. A large percentage of the securities in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair valued by the Underlying Fund. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to us. To the extent that we do not receive timely information from the Underlying Funds regarding their valuations and the net asset value of our own investment in such Underlying Fund, our ability to accurately calculate our net asset value may be impaired. The Board has designated the Adviser as the “valuation designee” for purposes of making fair value determinations. The Adviser may face conflicts of interest in overseeing the valuation of our investment portfolio, as the Adviser’s compensation is based, in part, on our net assets. The valuation procedures approved by the Board (“Valuation Procedures”) provide that the Adviser may, in determining the valuation of our investments in Underlying Funds, rely primarily on the valuations provided by the Underlying Fund Managers or their administrators and may apply the “practical expedient” method in accordance with ASC 820. However, the Adviser will not be able to confirm independently the accuracy of any unaudited valuations provided thereby. In addition, an Underlying Fund’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. We anticipate investing in Underlying Funds which have the policy of producing an independent audit on an annual basis.

We will attempt to mitigate the risk noted above by seeking to negotiate side letters or other agreements with Underlying Funds in which we invest to provide for timely delivery of information after each quarter end. In addition, our Valuation Procedures include provisions designed to provide for the valuation of illiquid investments, including specific procedures to be followed in the event that we do not receive information regarding the net asset value of our investment in a particular Underlying Fund within an appropriate time frame following the end of any fiscal quarter, which may include seeking consultation from third-party valuation firms and other service providers where deemed appropriate. The valuation of an investment in a fund can be complicated and uncertain, particularly if we have little information regarding the portfolio investments held by an Underlying Fund. Accordingly, there would likely be less certainty regarding the valuations of Underlying Fund investments in the absence of net asset value information from any such Underlying Funds.

An Underlying Fund’s information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. We may not uncover errors in valuation for a significant period of time, if ever. Inaccurate valuations provided by the Underlying Funds could materially and adversely affect the value of our Shares.

A substantial portion of our assets are expected to consist of securities for which there are no readily available market quotations. The information available in the marketplace for such securities is often extremely limited, outdated and difficult to confirm.

Our net asset value per share is a critical component in several operational matters including computation of advisory and services fees. Consequently, variance in the valuation of our investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Valuations Subject to Adjustment

In valuing our investments in Underlying Funds, the Adviser will rely primarily on the valuations and statements received from such Underlying Funds, as indicated above. It will usually be the case, however, that the most recent valuation received from the Underlying Funds will be as of a date that is significantly earlier than the date as of which our net asset value is calculated. In these circumstances, and in other situations where deemed appropriate or established in our Valuation Procedures, the valuations reported by Underlying Funds will generally be adjusted for cash flows to and from such Underlying Funds due to capital drawdowns and distributions that may have occurred since the date of the most recently available reported values and may, where deemed appropriate, be adjusted for other factors and considerations as established in the Valuation Procedures. There is no guarantee that the Adviser’s valuations will accurately represent the value of our investments in the Underlying Funds. Additionally, the valuations reported by Underlying Funds may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing our net asset value at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments. As a result, to the extent that such subsequently adjusted valuations from the Underlying Funds or revisions to the net asset value of an Underlying Fund or direct private equity investment adversely affect our net asset value, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the issuance of Shares. New Shareholders may be affected in a similar way.

Illiquidity of Underlying Fund Interests

There is no regular market for interests in Underlying Funds, which typically must be sold in privately negotiated transactions or held until the Underlying Fund’s dissolution. Any such sales would likely require the consent of the applicable Underlying Fund Manager and could occur at a discount to the stated net asset value. If the Adviser determines to cause us to sell our interests in an Underlying Fund, we may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

In-kind Distributions from Underlying Funds

We may receive in-kind distributions of securities from Underlying Funds that may be illiquid or difficult to value and difficult to dispose of. There can be no assurance that securities distributed in kind by Underlying Funds to us will be readily marketable or saleable, and we may be required to hold such securities for an indefinite period or may incur additional expense in connection with any disposition of such securities.

No Decision-Making Authority over Underlying Funds

Once the Adviser has selected Underlying Funds in which it intends for us to invest, the Adviser will have extremely limited or no control over the investment decisions made by any such Underlying Funds, although the Adviser may evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with our investment objective. Even though the Underlying Funds are subject to certain constraints, there may be changes to aspects of their investment strategies at any time. The Adviser’s ability to withdraw an investment or allocate away from the Underlying Funds may be constrained by limitations imposed by the Underlying Funds, which may prevent us from actively managing our portfolio away from underperforming investments or markets.

Each Underlying Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Underlying Fund that it manages, typically subject to a preferred return with a catch-up. These performance incentives may create an incentive for the Underlying Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

Credit Risks of Underlying Funds

The Underlying Funds, with the exception of those pursuing venture capital strategies, often utilize leverage to help finance their investments. Underlying Funds seek to enhance their returns by leveraging their equity investments, which can result in portfolio companies with leveraged capital structures. To the extent an Underlying Fund is unable to secure adequate debt financing for its investments on attractive terms or at all, the Underlying Fund may not be able to successfully execute its investment strategy or generate attractive investment returns. The use of leverage magnifies the performance of an equity investment and can result in losses exceeding those that would have been incurred if leverage had not been employed. The use of leverage to finance an investment can result in portfolio companies having significant interest expense and debt obligations, which requires that the portfolio company generate sufficient cash flow to service this debt. Further, the interest rate on a portfolio company’s debt obligations may be floating, meaning that as interest rates increase, interest expense will also increase, requiring additional cash flow to service the debt. To the extent that a portfolio company is unable to service its debt obligations, this can significantly impact the performance of the investment and may result in a complete loss of the Underlying Fund’s investment. Underlying Funds’ access to adequate debt financing for their investments and/or the ability of Underlying Funds’ portfolio companies to adequately service their debt obligations may impact our performance.

Indemnification of Underlying Funds, Underlying Fund Managers and Others

We may agree to indemnify certain of the Underlying Funds and their respective managers, officers, directors and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Funds. If we were required to make payments (or return distributions) in respect of any such indemnity, we could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Individuals Will Not Directly Hold Interests in Underlying Funds

Although we will hold interests in Underlying Funds, our investors will not themselves directly hold interests in the Underlying Funds. As such, our investors will not be entitled to enforce any rights directly against the Underlying Funds or Underlying Fund Managers or directly bring any claims against the Underlying Funds, Underlying Fund Managers or their affiliates. Additionally, our investors will not have the right to receive information issued by the Underlying Funds, which may be available to direct interest holders.

Termination of Our Interest in an Underlying Fund

An Underlying Fund may, among other things, terminate our interest in that Underlying Fund (causing a forfeiture of all or a portion of such interest) if we fail to satisfy any capital call by that Underlying Fund or if our continued participation in the Underlying Fund would have a material adverse effect on the Underlying Fund or its assets. Employing an over-commitment strategy would increase the risk that we are unable to satisfy a capital call from an Underlying Fund.

General Risks of Secondary Investments

The overall performance of any secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases we may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal, or other reasons) less attractive. Where we acquire an Underlying Fund interest as a secondary investment, we will generally not have the ability to modify or amend such Underlying Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic or information-reporting terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where we acquire an Underlying Fund interest as a secondary investment, we may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Underlying Fund and, subsequently, that Underlying Fund recalls any portion of such distributions, we (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Fund. While we may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Fund, there can be no assurance that we would have such right or prevail in any such claim.

We may acquire secondary investments as a member of a purchasing syndicate, in which case we may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Commitment Strategy

We may maintain a sizable cash position in anticipation of funding capital calls from Underlying Funds. We will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

We may employ an “over-commitment” strategy, which could result in an insufficient cash supply to fund Underlying Fund commitments. Such a shortfall would have negative impacts on us, including an adverse impact on our ability to pay for repurchases of Shares tendered by Shareholders or to meet expenses generally. Moreover, if we default on our commitment or fail to satisfy capital calls in a timely manner then, generally, we may be subject to significant penalties, including potentially the complete forfeiture of our investment in the Underlying Fund. Any failure by us to make timely capital contributions in respect of our commitments may (i) impair our ability to pursue our investment program, (ii) force us to utilize leverage or to utilize leverage on terms unfavorable to us, (iii) cause us, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Funds (including the complete forfeiture of our investment in an Underlying Fund) or (iv) otherwise impair the value of our investments (including the devaluation of the Fund).

Non-U.S. Risk

Certain of the Underlying Funds may invest and we may co-invest in foreign portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to us and the Underlying Funds may be incomplete, inaccurate and/or significantly delayed. We and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on our net asset value.

Investments in Non-Voting Stock; Inability to Vote

We intend to hold our interests in the Underlying Funds in nonvoting form or limit our voting rights to a certain percentage. Where only voting securities are available for purchase, we will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of our investment. We will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that we contractually forgo the right to vote Underlying Fund securities, we will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to our interests. As a result, our influence on an Underlying Fund could be diminished, which may consequently adversely affect us and our Shareholders.

Limited Operating History of Fund Investments

Many of the Underlying Funds may have limited operating histories and the information we will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Underlying Funds may be limited.

Nature of Portfolio Companies

The portfolios of the Underlying Funds will include investments in various companies, ventures and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management or a proven market for their products. The portfolios of the Underlying Funds may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Smaller Capitalization Issuers

Underlying Funds may invest in smaller-capitalization companies, including micro-cap companies. Investments in smaller-capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small-capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

High-Yield Securities and Distressed Securities

Underlying Funds may invest in fixed-income securities rated investment-grade or non-investment-grade (commonly referred to as high-yield securities or “junk bonds”) and may invest in unrated fixed-income securities. Non-investment-grade securities are fixed-income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group (“S&P”), or if unrated, considered by an Underlying Fund Manager to be of comparable quality. Non-investment-grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. An Underlying Fund’s investments in non-investment-grade securities expose it to a substantial degree of credit risk. Non-investment-grade securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment-grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment-grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment-grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. In addition, the market for lower-grade debt securities may be thinner and less active than for higher-grade debt securities.

Certain of the companies in whose securities the Underlying Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. An Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Underlying Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Underlying Fund experiencing greater risks than it would if investing in higher rated instruments.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Underlying Fund’s investment portfolio.

Other Instruments and Future Developments

An Underlying Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Underlying Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Control Positions

Underlying Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Underlying Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Underlying Funds, the investing Underlying Funds may suffer losses on their investments.

Risks Related to the Fund’s Business and Structure

Independence and Discretion of the Board

The Board may change our investment objective or may modify or waive our current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse. Our Board, however, may not change our fundamental policies without the consent of a majority of our voting Shares. Our investment objective is to seek long-term capital appreciation. We intend to seek to achieve our investment objective by primarily investing in Investment Interests. In addition, the Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of the Shares. However, the effects might be adverse, which could negatively impact our ability to pay distributions and cause Shareholders to lose all or part of their investment. Moreover, we will have significant flexibility in investing the net proceeds of the Offering and may use the net proceeds from the Offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the Offering. Finally, since our Shares are not listed on a national securities exchange, Shareholders will be limited in their ability to sell their Shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

Reliance on the Adviser

Our ability to achieve our investment objective depends on the Adviser’s ability to manage and support the investment process. If the Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed. Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of the Adviser. The departure of any of the Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance, and monitor Underlying Funds and other companies and investments, and the Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. The Adviser’s failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Each of the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to us. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace the Adviser or Administrator.

Decision-Making Authority Risk

Investors have no authority to make decisions or to exercise business discretion on our behalf, except as set forth in our governing documents. The authority for all such decisions is generally delegated to the Board, which, in turn, has delegated the day-to-day management of our investment activities to the Adviser, subject to oversight by the Board.

Management Risk

We are subject to management risk because we are an actively managed investment portfolio. The Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that these will produce the desired results. We may be subject to a relatively high level of management risk because we may invest in private, illiquid instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with other investments and asset classes, such as publicly traded equities and bonds.

If our techniques for managing risk are ineffective, we may be exposed to unanticipated losses.

In order to manage the significant risks inherent in our business, we must maintain effective policies, procedures and systems that enable us to identify, monitor and control our exposure to market, operational, legal and reputational risks. Our risk management methods may prove to be ineffective due to their design or implementation or as a result of the lack of adequate, accurate or timely information. If our risk management efforts are ineffective, we could suffer losses or face litigation, particularly from our clients, and sanctions or fines from regulators. Our techniques for managing risks may not fully mitigate the risk exposure in all economic or market environments, or against all types of risk, including risks that we might fail to identify or anticipate. Any failures in our risk management techniques and strategies to accurately quantify such risk exposure could limit our ability to manage risks or to seek positive, risk-adjusted returns. In addition, any risk management failures could cause fund losses to be significantly greater than historical measures predict. Our more qualitative approach to managing those risks could prove insufficient, exposing us to unanticipated losses in our net asset value and therefore a reduction in our returns.

Modern Markets is a development stage company and, as a company in the early stages of development, Modern Markets faces increased risks, uncertainties, expenses and difficulties.

In order for us to be successful, the volume of investors using the Modern Markets Platform will need to increase, which will require Modern Markets to increase its resources, facilities, personnel and infrastructure to accommodate the greater obligations and demands on the Modern Markets Platform. The Modern Markets Platform is dependent upon its website and direct distribution capabilities to facilitate investments in us. Modern Markets also expects to constantly update its software and website, expand its customer support services and retain an appropriate number of employees to continue to maintain and grow the operations of Modern Markets and the Modern Markets Platform. If Modern Markets and/or our business grows substantially, Modern Markets may need to make significant new investments in personnel and infrastructure to support that growth. If Modern Markets is unable to increase the capacity of the Modern Markets Platform and maintain the necessary infrastructure, or if Modern Markets is unable to make significant investments on a timely basis or at reasonable costs, Shareholders may be impacted by periodic downtime of the Modern Markets Platform or other delays and disruptions to our business and operations.

In addition, to continue the development of the Modern Markets Platform, we anticipate that Modern Markets will require additional funds. To meet such financing requirements in the future, Modern Markets may raise funds through equity offerings, debt financings or strategic alliances. Raising additional funds may involve agreements or covenants that restrict Modern Markets’ business activities and options. Additional funding may not be available to it on favorable terms, or at all. If Modern Markets is unable to obtain additional funds for the operation of the Modern Markets Platform, it may be forced to reduce or terminate its operations, which may adversely affect our business operations and ability to generate attractive returns.

Operational Risk

An investment in us, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on us. While we seek to minimize such events through controls and oversight, there may still be failures that could cause losses to us.

Competition for Investment Opportunities

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns, and result in losses. We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding and investment vehicles, such as hedge funds. As a result of these new entrants, competition for investment opportunities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match a competitors’ pricing, terms, and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Also, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company. Furthermore, many of our competitors are not subject to the source-of-income, asset diversification, and distribution requirements we must satisfy to maintain our qualification as a RIC.

Best Efforts Offering

This Offering is being made on a “best efforts” basis, meaning that no underwriter or distributor has any firm commitment or obligation to purchase any Shares in the Offering. As a result, the amount of proceeds we raise in the Offering may be substantially less than the amount we would need to create a diversified portfolio of investments. If we are unable to raise substantial funds, we may make fewer investments resulting in less diversification in terms of the type, number and size of investments that we make. As a result, the value of a Shareholder’s investment may be reduced in the event our assets underperform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, our ability to achieve our investment objective could be hindered, which could result in a lower return on the investments. Further, we will have certain fixed operating expenses regardless of whether we are able to raise substantial funds in this offering. Our inability to raise substantial funds would increase our fixed operating expenses as a percentage of gross income, reducing our net income and limiting our ability to make distributions and generate attractive investment performance.

Amount or Frequency of Distributions Not Guaranteed

The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of the Board out of assets legally available therefore. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from the Offering. Therefore, portions of the distributions that we make may be a return of the money that an investor originally invested and represent a return of capital to an investor for tax purposes.

Dividends and other distributions may be paid to Shareholders if, as and when authorized by the Board and when declared, we will pay these distributions to Shareholders out of assets legally available for distribution. While the Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure investors that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Registration Statement. In addition, the inability to satisfy the asset coverage test applicable to us as a registered closed-end management investment company may limit our ability to pay distributions. All distributions will be paid as, if and when authorized by the Board and declared by us and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable investment company regulations, compliance with Maryland law and such other factors as the Board may deem relevant from time to time. We cannot assure investors that we will pay distributions to Shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of the Offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in the Shares, which may result in you recognizing more gain (or less loss) when your Shares are sold. Distributions from the proceeds of the Offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Fluctuation in Performance

We may experience fluctuations in our quarterly results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the applicable markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Suspension of Calculation of Net Asset Value

There may be circumstances where it may not be practicable to determine our NAV, including, but not limited to (a) any period in which the NYSE is closed other than weekends or holidays, (b) if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for us to dispose of our securities or to determine fairly the value of our net assets, or (c) during any breakdown in the means of communication or processes normally employed in determining the price of any of our assets, including the processes in which we receive valuation information relating to our investment in the Underlying Funds; (d) during any other period as permitted by the SEC for the protection of investors. In such circumstances, calculation of our NAV may be suspended. We will not accept subscriptions for Shares if the calculation of NAV is suspended and such suspension may require the suspension or postponement of a pending or scheduled repurchase offer by us. Notwithstanding a suspension of the calculation of NAV, we will be required to determine the value of our assets and report NAV in our semi-annual and annual reports to Shareholders, and in our reports on Form N-PORT filed with the SEC. Calculation of our NAV will resume after the Adviser, in its discretion, determines that conditions no longer require suspension of the calculation of NAV.

Non-Diversified Status

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code and, thus, we intend to satisfy the diversification requirements of Subchapter M.

Dilution

We may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in our investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in our Shares if subsequent investments underperform the prior investments.

Regulatory Risks

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the investments in which we intend to invest, will be subject to U.S. local, state and federal regulations, as well as non-U.S. regulations, as applicable. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our Shareholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities or to avoid or reduce regulatory oversight. Such changes could result in material differences to our strategies and plans as set forth in this Registration Statement and may result in our investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of our Shareholders’ investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

Upon commencement of the Offering, we will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal controls over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry and have taken various steps designed to support and stabilize credit and financial markets. Reduction or withdrawal of this support, including increases in interest rates, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act” was enacted in the United States, reflecting a significant revision of the U.S. financial regulatory framework, resulting in the substantial alteration of the regulation of many previously unregulated markets, market participants and financial instruments. The Dodd-Frank Act and regulations adopted pursuant to the Dodd-Frank Act could have a material adverse impact on our profit potential and the profit potential of the Underlying Funds. The impact of these changes and any future changes on the markets, and the practical implications for market participants, may not be fully known for some time. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be adverse to us and our Shareholders. During periods of heightened market volatility or reduced liquidity, governments, their agencies or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect our performance and the performance of the Underlying Funds or otherwise constrain an Underlying Fund Manager’s ability to achieve such Underlying Fund’s investment objectives.

In addition, the United States has experienced periods of low interest rate levels. Recently, however, short- and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will remain volatile in the future. Sustained future interest rate volatility may adversely affect the value of our portfolio.

There can be no assurance that these changes will not have a material adverse effect on the investments and investment strategies pursued by us and the Underlying Funds.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which will be referred to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case, at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our Shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of Shareholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of common stock or otherwise be in the best interest of investors.

We may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this Registration Statement. We cannot assure investors that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our Shares.

We will not generally be able to issue and sell our Shares at a price below net asset value per Share. We may, however, sell our Shares at a price below the then-current net asset value per Share if the Board determines that such sale is in our best interests and the best interests of our Shareholders, and a majority of our outstanding voting Shares approve such sale. In any such case, the price at which our Shares are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of Shareholders at that time will decrease, and Shareholders may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting Shares will be considered our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or collateralized loan obligation (“CLO”) (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting Shares, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by the Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have not yet received exemptive relief from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, and, as such, we may currently only engage in such co-investment opportunities in accordance with existing regulatory guidance. There can be no guarantee that we will receive such exemptive relief in the future, to the extent we determine that we should file an application with the SEC to obtain it.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In October 2020, the SEC adopted a rulemaking regarding the ability of a registered investment company to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). Under the newly adopted rules, funds that use derivatives will be subject to a value-at-risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless the fund qualifies as a “limited derivatives user,” as defined under the adopted rules. Under the new rule, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they become due. Collectively, these requirements may limit our ability to use derivatives and/or enter into certain other financial contracts.

Investment Platform Risks

We rely on third parties and FDIC-insured banks to support the Modern Markets Platform.

We rely on third parties and FDIC-insured depository institutions to process transactions through the Modern Markets Platform and support Shareholders’ accounts on the Modern Markets Platform, including, but not limited to, processing of subscriptions under this Offering, including through a clearing account, and distributions to Shareholders. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), Modern Markets may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, Modern Markets’ third-party vendor and/or FDIC-insured bank that process transactions were no longer able to do so, we would be required to transition such services. In such an event, our ability to receive payments from Shareholders (or prospective shareholders) could be delayed or impaired and we could experience significant delay in our ability to process payments to Shareholders on a timely basis.

The Modern Markets Platform also relies on third-party products and services, including third-party hardware and software. This purchased or licensed hardware and software may be physically located off-site. This purchased or licensed software may not continue to be available on commercially reasonable terms, or at all. If the Modern Markets Platform cannot continue to obtain such services elsewhere or cannot transition to another service provider quickly, our ability to operate could be impaired.

If the security of Shareholders’ confidential information stored on the Modern Markets Platform’s systems or on third-party systems is breached or otherwise subjected to unauthorized access, Shareholder private information may be inadvertently disclosed or stolen.

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Modern Markets Platform may store Shareholders’ bank information and other personally-identifiable sensitive data. Any willful security breach or other unauthorized access could cause a Shareholder’s secure information to be stolen and used for criminal purposes, and the Shareholder would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Modern Markets Platform and our third-party service providers may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause Shareholders (or prospective shareholders) to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, would harm our reputation, resulting in a loss of Shareholder data, and the value of Shareholders’ investment in the shares could be adversely affected. Additionally, a security breach or violations of GLBA and other laws could subject us to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on our brand and reputation. We may also face regulations related to privacy and data security in the other jurisdictions in which we invest.

Any significant disruption in service on the Modern Markets Platform or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a Modern Markets Platform outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability and availability of the Modern Markets Platform’s technology and infrastructure are critical to our operations, level of service, reputation and ability to attract new Shareholders and retain existing Shareholders. The technology and infrastructure of the Modern Markets Platform relies upon third-party service providers. Our third-party service providers do not guarantee that users’ access to the Modern Markets Platform will be uninterrupted, error-free or secure. The Modern Markets Platform’s operations depend on third-party service providers’ ability to protect their systems, infrastructure and facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other malicious actions, criminal acts and similar events. If the Modern Markets Platform’s arrangement with a third-party service provider is terminated, or there is an interruption in service, the Modern Markets Platform may be adversely impacted. Any interruptions or delays in the Modern Markets Platform’s service, whether as a result of an error by a third-party service provider, an error by Modern Markets, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to investments or maintaining accurate accounts, and could harm our relationships with our Shareholders and our reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage or disruption at a third-party service provider. In addition, there is no guarantee that all data would be recoverable. These factors, or any material disruption to the Modern Markets Platform, could impact our ability to perform our obligations and adversely impact our operations and performance.

Reliance on Service Providers

We must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to our operations and financial performance. Failure by any service provider to carry out its obligations to us in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to us at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on our performance and returns to shareholders. The termination of our relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt our business and could have a material adverse effect on our performance and returns to shareholders.

Information Technology Systems

We are dependent on the Adviser to provide a variety of management services, including execution of our strategy. The Adviser depends on information technology systems to assess investment opportunities, strategies and markets and to monitor and control risks for us. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Adviser’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm our performance.

Cyber Security Risk

As with any internet-based business, we are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our NAV, impediments to trading, the inability of Shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred to prevent any cyber incidents in the future. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by service providers to us and issuers in which we invest. As a result, we and our Shareholders could be negatively impacted.

Substantial Fees and Expenses

Though access to many Underlying Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for investment in the Underlying Funds, a Shareholder that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than any that we impose, could potentially invest directly in primaries of such Underlying Funds. By accessing the Underlying Funds via an investment with us, a Shareholder will bear a portion of the Management Fee and our other expenses. A Shareholder will also indirectly bear a portion of the asset-based fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid or allocated to such Underlying Fund’s Underlying Fund Manager) and fees and expenses borne by us as an investor in the Underlying Funds. In addition, to the extent that we invest in an Underlying Fund that is itself a “fund of funds,” a Shareholder will bear a third layer of fees. Each Underlying Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and our performance generally.

Payments to Financial Intermediaries and Referral Incentives

The Adviser or its affiliates, in the Adviser’s discretion, anticipates that it may offer certain incentives to eligible investors who successfully refer up to five eligible investors to the Modern Markets Platform in each calendar year (such incentives, the “Incentive Compensation”). The terms of any such incentives are subject to such terms and conditions as our Adviser or its affiliates may specify at the time of purchase. No investor will be automatically entitled to any promotion or incentive based on the foregoing, and there can be no guarantee that the Adviser or its affiliates will offer any such promotion or incentive at any given time or at all. In return for the Incentive Compensation, we expect to receive certain marketing benefits. Payments of Incentive Compensation are expected to be fixed dollar amounts for each successful referral, or may be structured in some other manner, in the Adviser’s sole discretion.

During the first 12 months, after the Initial Closing we do not anticipate retaining a distributor or otherwise paying compensation in connection with the sale of our securities, however, the Adviser or its affiliates, in the Adviser’s discretion, may in the future elect to pay additional compensation to selling agents in connection with the sale of the Shares (the “Additional Compensation”). In return for the Additional Compensation, we may receive certain marketing advantages including, but not limited to, access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives, as described in more detail below. The Additional Compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending us over other potential investments.

Delay in Use of Proceeds

Although we currently intend to invest the proceeds from any sale of the Shares offered hereby as soon as practicable, there may be delays in investing the net proceeds of the Offering which could impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of the Offering in a timely or efficient manner on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. Pending investment in Investment Interests, we may invest the net proceeds of the Offering in the Liquidity Portfolio, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in Investment Interests. Delays we encounter in the selection, due diligence and acquisition of investments would likely limit our ability to successfully achieve our investment objective. There can be no assurances as to how long it will take us to invest the net proceeds from sales of our Shares. If we continue to be unsuccessful in identifying and acquiring suitable investments, we may ultimately decide to liquidate.

Insider Information

From time to time, we or our affiliates may come into possession of material, non-public information concerning an entity in which we have invested, or propose to invest. Possession of that information may limit our ability to buy or sell securities of the entity.

Closed-end Fund; Liquidity Risks

We are a non-diversified closed-end management investment company designed primarily for long-term investors and are not intended to be a trading vehicle. An investor should not invest in our Shares if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Recourse to Our Assets

Our assets, including any investments we make and any interest in the Underlying Funds we hold, are available to satisfy all of our liabilities and other obligations. If we become subject to a liability, parties seeking to have the liability satisfied may have recourse to our assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Liquidation of Fund

The Board, subject to the requirements of the 1940 Act and Maryland law, may determine to close and/or liquidate the Fund, which may have adverse tax consequences to Shareholders. In the event of our liquidation, Shareholders will receive a liquidating distribution in cash and/or in kind equal to their proportionate interest in us. The value of an investment in us, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A liquidating distribution would generally be a taxable event to Shareholders, resulting in a gain or loss for tax purposes, depending upon a Shareholder’s tax basis in his or her Shares. In the event of our liquidation, a Shareholder will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the Shareholder, and a Shareholder may receive an amount in liquidation less than the Shareholder’s original investment.

Risks Related to an Investment in Shares

Repurchase Risks

Investors will have limited opportunities to sell their Shares and, to the extent investors are able to sell their Shares under our Share Repurchase Program, they may not be able to recover the amount of their investment in our Shares.

Beginning with the first calendar quarter following the two-year anniversary of the date that we meet our Minimum Offering Requirement, but only to the extent our Adviser determines that we have excess liquidity during the quarter, we intend to commence repurchase offers to allow investors to sell our Shares on a quarterly basis at a price equal to the net asset value per share of our Shares most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. The Share Repurchase Program will include numerous restrictions that limit investors’ ability to sell their Shares. We intend to limit the number of Shares repurchased pursuant to our proposed Share Repurchase Program as follows: (1) we will not repurchase Shares in any calendar year in excess of 20% of the weighted average number of Shares outstanding in the prior calendar year, or 5% in each quarter; and (2) to the extent that the number of Shares submitted to us for repurchase exceeds the number of Shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase Shares if the repurchase, in the judgment of the Board, would not be advisable and in our best interest or would violate the restrictions on distributions under U.S. federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. The Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify investors of such developments (1) in our quarterly reports or (2) by delivering notice to investors, accompanied by disclosure in a current or periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, although we have adopted a Share Repurchase Program, we have discretion to not repurchase its shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our Share Repurchase Program may be at a time that is disadvantageous to Shareholders.

When we make quarterly repurchase offers pursuant to the Share Repurchase Program, we may offer to repurchase Shares at a price that is lower than the price that investors paid for Shares in the Offering. As a result, to the extent investors have the ability to sell their Shares to us as part of our Share Repurchase Program, the price at which an investor may sell Shares, which will be the net asset value per Share of our Shares most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase, may be lower than what an investor paid in connection with the purchase of Shares in the Offering.

In addition, in the event a Shareholder chooses to participate in our Share Repurchase Program, the Shareholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per Share will be on the repurchase date. Although a Shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a Shareholder seeks to sell Shares to us as part of our periodic Share Repurchase Program, the Shareholder will be required to do so without knowledge of what the repurchase price of our Shares will be on the repurchase date.

Takeover Defense

Certain provisions of our charter (the “Charter”) and our bylaws, as amended, restated or otherwise modified from time to time (the “Bylaws”) could deter takeover attempts and have an adverse impact on the value of our Shares.

Our Charter and Bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under our Charter, certain Charter amendments and certain transactions such as a merger, conversion of us to an open-end management investment company, liquidation, or other transactions that may result in a change of control of us, must be approved by Shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by our Board, including at least two-thirds of our “continuing directors,” as defined in our Charter. Additionally, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, and authorize the issuance of shares in one or more classes or series, including preferred stock; and a majority of the entire Board may, without Shareholder action, amend our Charter to increase or decrease the aggregate number of shares of stock that we have authority to issue and the number of shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our Shares the opportunity to realize a premium over the value of the Shares. Such provisions were incorporated into our Charter and Bylaws in order to ensure that our Board remains an integral part of any consideration of a material transaction involving our structure, particularly in view of the fact that a large percentage of our portfolio investments are expected to consist of equity investments in Underlying Funds. As a result, any unplanned change of control or similar material transaction involving our structure could pose potential concerns at the Underlying Funds in which we are invested. While such change of control provisions may potentially have a negative impact on the trading price of funds that adopt them, we do not expect that our Shares will become publicly traded. Notably, the voting thresholds referenced above exceed those that may be required under the 1940 Act, as well as the default voting thresholds set for under Maryland law, and therefore would make it more difficult to complete any proposed transaction to which such higher voting thresholds may apply.

Fund Name

We entered into a royalty-free license to use the name “Modern Markets Flagship Access Fund Inc.” which may be terminated if the Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with Modern Markets. Under this agreement, Modern Markets has granted us a non-exclusive license to use the name “Modern Markets Flagship Access Fund Inc.” Under the license agreement, we will have the right to use the “Modern Markets Flagship Access Fund Inc.” name for so long as the Adviser remains our investment adviser.

Forum Selection

The forum selection clause included in our Bylaws may hinder the ability of Shareholders to bring claims resulting from their investment in us in a jurisdiction of their choosing.

Our Bylaws include a forum selection provision that generally requires that certain claims brought by Shareholders be made in the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division. The forum selection clause included in our Bylaws will likely make it more difficult for a Shareholder to successfully pursue litigation against us in another jurisdiction, including one that may be more favorable to such Shareholder. For the avoidance of doubt, the forum selection clause included in our Bylaws does not cover claims made by Shareholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder. In addition, to the extent an active trading market for our Shares develops in the future, the existence of a forum selection clause may discourage certain investors from acquiring our Shares, which may hinder the price at which they trade.

LIBOR

Our investments, payment obligations and financing terms may be based on floating rates, such as LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives.

In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administrator has discontinued publishing most LIBOR and the remainder of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer-term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.

As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by us or the Underlying Funds. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the liquidity and value of our investments.

Risks Related to the Adviser and its Affiliates

The Adviser has no prior experience managing a registered closed-end management investment company or a RIC. Therefore, the Adviser may not be able to successfully operate our business or achieve our investment objective.

The Adviser has no prior experience managing a registered closed-end management investment company or a RIC. Therefore, the Adviser may not be able to successfully operate our business or achieve our investment objective. As a result, an investment in our Shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires satisfaction of source-of-income, diversification, and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. The Adviser has no prior experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder the Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of the Shareholders.

The Adviser and its affiliates will receive fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to offerings of equity by us, which allow the Adviser to earn increased Management Fees.

The Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients or entities.

The Adviser’s professionals serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interests of our Shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on the Adviser to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, the Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between our activities and other activities in which they are or may become involved, including the management of other investment vehicles on the Modern Markets Platform. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, the Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of the Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business and may be allocated between us and other business activities or obligations.

We may face additional competition due to the fact that individuals associated with the Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of the Adviser may simultaneously provide advisory services to other affiliated entities, including the management of other investment vehicles on the Modern Markets Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. We will be unable to participate in certain transactions originated by the Adviser or its affiliates unless we receive co-investment exemptive relief from the SEC, and prior to the receipt of such relief, we may only engage in such co-investment opportunities in accordance with existing regulatory guidance. To the extent we are able to make co-investments with the Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. We could be limited in our ability to invest in certain investments in which our Adviser or any of its affiliates are investing or are invested.

Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to us, and such opportunities may be provided to affiliates of the Adviser.

To mitigate the foregoing conflicts, the Adviser and its affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions of the clients for which participation is appropriate and any other factors deemed appropriate.

Material Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

●	The annual distribution requirement for a RIC will be satisfied if we distribute to Shareholders on an annual basis at least the sum of 90% of our “investment company taxable income” (generally its net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of our net tax-exempt interest income, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to our business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships.

●	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs and other acceptable securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of our total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash.

We may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement in situations where we have not received any corresponding cash amount.

We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for the purpose of satisfying the annual distribution requirement imposed on RICs. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of distributions.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain Shareholders may be taxed as though they received a distribution of some of our expenses.

To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable to deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 Shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include Shareholders that are (i) individuals (other than nonresident aliens who do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, and (iii) pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required shareholder communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability of such rules to their investment in our shares.

We may in the future choose to pay dividends in part in our own stock, in which case Shareholders may be required to pay tax in excess of the cash such Shareholders receive.

We may distribute taxable dividends that are payable in cash or shares of common stock at the election of each Shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of Shareholders are treated as taxable dividends. The U.S. Internal Revenue Service (the “IRS”) has issued a revenue procedure indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this revenue procedure, if too many Shareholders elect to receive their distributions in cash, each such Shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Even if a Shareholder chooses to “opt out” of the Fund DRIP, if we decide to make any distributions consistent with this revenue procedure, that are payable in part in our stock, taxable Shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. Shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.

We cannot predict how tax reform legislation will affect us, our investments, or our Shareholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our Shareholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our Shareholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment.

Change in Tax Treatment of Underlying Fund Managers

If the tax treatment of any performance fees, incentive allocation or carried interest paid to an Underlying Fund Manager were to change unfavorably, an Underlying Fund Manager’s ability to (i) retain and attract employees, (ii) provide the same level of service as it has in past and (iii) continue operations may be hindered.

ITEM 9.	MANAGEMENT

ITEM 9.1(a)	BOARD OF DIRECTORS:

Pursuant to Maryland Law, our Charter and our Bylaws, our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among others, the oversight of (i) our investment activities, (ii) the performance of the Adviser, (iii) the quarterly valuation of our assets and (iv) our financing arrangements and corporate governance activities. Our Board will have an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees from time to time as the Board may deem necessary. Each director will serve until the expiration of the term to which he or she is elected and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, and may be removed only for cause (as defined in our Charter) by the Shareholders upon the affirmative vote of at least two thirds of all the votes entitled to be cast generally in the election of directors.

Any vacancy on our Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on our Board created by an increase in the number of directors may be filled by a majority vote of the entire Board.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The Board will consist of five members, three of whom are not “interested persons” of us or the Adviser as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). As we are not required to hold regular annual meetings of Shareholders, the directors are elected for indefinite terms. We are prohibited from making loans or extending credit, directly or indirectly to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding the Board is set forth below. We have divided the directors into two groups — interested directors and Independent Directors. The address for each director is c/o Modern Markets Flagship Access Fund Inc., 3100 Clarendon Blvd. Suite 200, Arlington, VA 22201.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships Held by Director During Past Five Years
John Strabo, 30	Co-Chief Executive Officer, President and Treasurer	Since Inception	Co-Founder and Co-CEO of Modern Markets Inc.; Private Equity Investor, The Carlyle Group (alternative asset manager); Investment Banker, Morgan Stanley (banking and financial services)	None

Mark Strabo, 28	Co-Chief Executive Officer, Chief Operating Officer and Secretary	Since Inception	Co-Founder and Co-CEO of Modern Markets Inc.; Private Equity Investor, TA Associates (private equity); Investment Banker, Morgan Stanley (banking and financial services)	None

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director During Past Five Years

[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]	[●]

Director Qualifications

Our Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing us and protecting the interests of its Shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by our Board.

Mark Strabo. Mark Strabo is the Co-Founder and Co-CEO of Modern Markets. Prior to founding Modern Markets, from 2019 to 2021, he was a Private Equity Investor at TA Associates, one of the world’s leading private equity firms, where he was responsible for driving new investment origination, working closely with portfolio company executives and evaluating prospective majority and minority equity investment opportunities in profitable growth companies. Prior to joining TA Associates, from 2017 to 2019, he was an investment banker at Morgan Stanley as a member of the firm’s Financial Sponsors Group, where he worked closely with private equity clients on advisory, transactional, and capital market needs. Mr. Strabo graduated cum laude from Princeton University with a Bachelor of Arts in Politics.

John Strabo. John “Jack” Strabo is the Co-Founder and Co-CEO of Modern Markets. Prior to founding Modern Markets, from 2020 to 2021, he was a Case Writing Fellow at Stanford University’s Graduate School of Business. While completing his MBA at Stanford in 2019, he was a member of the Corporate Development team at 23andMe and, in 2020, he worked for the CEO of Found Health. From 2016 to 2018, he was a private equity investor at The Carlyle Group, one of the world’s largest alternative asset managers, where he was responsible for evaluating new private equity investment opportunities and managing existing portfolio companies across aerospace, defense and government services. Prior to joining The Carlyle Group, from 2014 to 2016, he was an investment banker at Morgan Stanley. Mr. Strabo graduated from Princeton University with a Bachelor of Arts in Economics and a Certificate in Finance. He also received an MBA from Stanford University’s Graduate School of Business, where he was an Arbuckle Leadership Fellow and was one of two class of 2020 graduates selected for a one-year fellowship program with Stanford’s business school.

[To be provided.]

Information about Executive Officers Who Are Not Directors

The address for each executive officer is c/o Modern Markets Flagship Access Fund Inc., 3100 Clarendon Blvd. Suite 200, Arlington, VA 22201.

Name and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]

[●]	[●]	[●]	[●]

DIRECTOR INDEPENDENCE

Our Board annually determines each director’s independence. We do not consider a director independent unless our Board has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.

Our Board has determined that each of the directors is independent and has no material relationship with us, except as a director and Shareholder, with the exception of Mark Strabo and John Strabo.

BOARD LEADERSHIP STRUCTURE

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser, the election of executive officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board may appoint a chair of the meeting to preside over the meetings of the Shareholders, or in the absence of such appointment, the Chairman of the Board shall preside over such meeting of Shareholders. Our Bylaws further provide that the Chairman shall preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by our Board. We do not have a fixed policy as to whether the Chairman of our Board should be an Independent Director and believe that the Board should maintain the flexibility to designate the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests at such times.

Presently, Mark Strabo serves as the Chairman of our Board. Mr. Strabo is an interested director, as described above. We believe that Mr. Strabo’s familiarity with our investment platform and extensive knowledge of the financial services industry and private equity, in particular, qualify him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, and that Mr. Strabo will encourage an open dialogue between management and our Board, helping these groups act with a common purpose.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet at least annually without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations and at different times. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described in more detail under “Committees of the Board” below, our Audit Committee and our Nominating and Corporate Governance Committee assist our Board in fulfilling its risk oversight responsibilities. Our Audit Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating director candidates for election by our Shareholders, developing and recommending to our Board a set of corporate governance principles, and overseeing the evaluation of our Board and our management.

Our Board also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our service providers and of our compliance policies and procedures. Our Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of our service providers and of our compliance policies and procedures since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, our Chief Compliance Officer meets separately in executive session with the Independent Directors at least annually.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

COMMITTEES OF THE BOARD

Our Board has the following committees:

Audit Committee

Our Audit Committee is responsible for overseeing our Adviser’s process for determining the fair value of our investments pursuant to Rule 2a-5(b) under the 1940 Act; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefor); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our Audit Committee are [●], [●] and [●], all of whom are independent. [●] serves as the Chairman of our Audit Committee and our Board has determined that [●] is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee selects and nominates directors for election by our Shareholders, selects nominees to fill vacancies on our Board or a committee thereof, develops and recommends to our Board a set of corporate governance principles and oversees the evaluation of our Board and our management. The committee is composed of [●], [●] and [●]. [●] serves as Chairman of our Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by Shareholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a Shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of Shares owned, beneficially or of record, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our Shareholders.

In evaluating director nominees, the members of our Nominating and Corporate Governance Committee consider the following factors:

●	the appropriate size and composition of our Board;
●	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;
●	our needs with respect to the particular talents and experience of our directors;
●	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
●	familiarity with national and international business matters;
●	experience with accounting rules and practices;
●	appreciation of the relationship of our business to the changing needs of society;
●	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
●	all applicable laws, rules, regulations and listing standards.

Our Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to us a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the members of our Nominating and Corporate Governance Committee may consider such other factors as they may deem are in the best interests of us and our Shareholders. Our Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of our Board.

The members of our Nominating and Corporate Governance Committee identify nominees by first evaluating the current members of our Board willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective. If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board and our Nominating and Corporate Governance Committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third-party search firm, if necessary.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, our Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. Our Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board, when identifying and recommending director nominees. Our Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with our Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our Shareholders.

COMPENSATION OF DIRECTORS

Our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees. The directors will be [●]. Amounts payable will be determined and paid quarterly in arrears as follows: [●] will receive [●] [annually] [●], as Nominating and Corporate Governance Committee Chair will receive $[●] [annually] and [●], as Audit Committee Chair, will receive $[●] [annually].

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The above directors do not receive any pension or retirement benefits from us.

We do not pay compensation to directors who also serve in an executive officer capacity for us or our Adviser.

COMPENSATION OF EXECUTIVE OFFICERS

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or the Administrator or their affiliates or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by the Administrator, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel under the Administration Agreement.

The Investment Advisory Agreement provides that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it and acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of gross negligence, knowing and willful misconduct, fraud, or reckless disregard in the performance of its duties by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our Shareholders.

Control Persons

Immediately prior to the Offering, the Adviser will own 100% of our outstanding Shares. Following the completion of the Offering, the Adviser’s Share ownership position in us is expected to represent less than 1% of our outstanding Shares.

ITEM 9.1(b)	INVESTMENT ADVISERS:

INVESTMENT ADVISORY AGREEMENT

Management Services

Modern Markets Management LLC, a Delaware limited liability company, has registered as an investment adviser under the Advisers Act and serves as our Adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of the Board, our Adviser oversees our day-to-day operations and provides us with investment advisory services. The Adviser is wholly-owned and controlled by Modern Markets, a Delaware corporation formed in January 2022. Modern Markets is a financial technology company that owns and operates the Modern Markets Platform. The principal office of the Adviser is located at 3100 Clarendon Blvd. Suite 200, Arlington, VA 22201.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement, our Adviser:

●	makes determinations regarding the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
●	identifies/sources, researches, evaluates, and negotiates the structure of the investments we make;
●	monitors the investments we make;
●	makes determinations regarding the securities and other assets that we will purchase, retain, or sell;
●	uses reasonable efforts to ensure that our investments consist mainly of shares, securities, or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness;
●	performs due diligence on prospective investments; and
●	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require.

Our Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. The Adviser may in the future opt to engage a sub-adviser if deemed appropriate but will only do so with the approval of the Board and our Shareholders in the manner required under the 1940 Act.

Aggregation of Orders

The Adviser may to the extent permitted by applicable laws, regulations and any exemptive relief or positions of the staff of the SEC, but will be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Adviser in a fair and equitable manner and consistent with the Adviser’s fiduciary obligations to us and to the Adviser’s other clients, in a manner consistent with the Adviser’s allocation policies and procedures and to the extent permitted by applicable laws and regulations. In some cases, the Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Underlying Funds.

Proxy-Voting

The Adviser will use its good faith judgment in a manner which it reasonably believes best serves the interests of the Shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities we hold in the Underlying Funds. The Adviser may use recommendations from a third party in order to make voting decisions and may use a third-party service provider to perform the voting (a “Third-Party Proxy-Voting Service Provider”). Our custodian will cause to be forwarded to the Adviser or Third-Party Proxy-Voting Service Provider all proxy solicitation materials that we or our representatives may receive. The Adviser has adopted written proxy-voting procedures that comply with the requirements of the 1940 Act and the Advisers Act and agrees that it will comply with such procedures with respect to all proxies solicited by or with respect to the issuers of any voting securities in the Underlying Funds. The Adviser further agrees that it will provide the Board as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by it and agreed to by the Adviser. For the avoidance of doubt, the Adviser has sole and full discretion to vote (or not to vote) any securities constituting our investments in the Underlying Funds. Such solicitations may also include any consents or waivers (for example, amendments to the operating agreements) sought by the Underlying Funds.

Advisory Fees

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser the Management Fee for investment advisory and management services. For services rendered under the Investment Advisory Agreement, the Management Fee is calculated and payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee will be calculated and paid quarterly at a rate of [●]% per annum of our net assets. Our Adviser will not be entitled to receive any other advisory fees (including any incentive fee) under the Investment Advisory Agreement, other than the Management Fee. The Management Fee is in addition to the asset-based fees, carried interest, incentive compensation and other fees and expenses paid or allocated to the Investment Interests by the Underlying Fund Managers and indirectly paid by our investors.

We intend to allow purchases of Shares by interested directors, officers and employees of us, the Adviser or any affiliates thereof. Purchases of Shares will be offered on the same terms and conditions as Shares are offered to non-affiliated investors.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board’s approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement under the 1940 Act.

Payment of Expenses

Except as otherwise provided in the Investment Advisory Agreement or the Administration Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment, and utilities) attributable thereto. We will bear all other fees, costs, and expenses incurred in connection with our operation, administration, and transactions, including, but not limited to, those relating to:

●	our organization;
●	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;
●	the establishment or operation of any credit facility or other leverage that we may utilize;
●	interest payable on debt, if any, that we incur;
●	sales and purchases of our securities, including in connection with any tender offers or repurchase offers relating thereto, including, without limitation, as provided for under the Share Repurchase Program;
●	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;
●	any annual or special meeting of our Shareholders;
●	Management Fees and related expenses payable under the Investment Advisory Agreement;
●	amounts payable under the Administration Agreement;
●	U.S. federal, state, local and foreign registration fees;
●	U.S. federal, state, local and foreign taxes;
●	Independent Directors’ fees and expenses (including travel and other costs associated with the performance of Independent Directors’ responsibilities);
●	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
●	the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;
●	the investigation and monitoring of our investments, including travel-related expenses;
●	calculating net asset value;
●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including any third-party valuation firms and legal fees);
●	transfer agent and custodial fees;
●	the retention of any sub-administrator or third-party compliance firm;
●	marketing efforts (including attendance at investment conferences and similar events);
●	any exchange listing fees;
●	preparing, printing and disseminating proxy materials, shareholders’ reports and other notices;
●	preparing and submitting government filings, including periodic and other reports;
●	independent audits and the engagement of outside accountants and legal counsel;
●	costs associated with protecting our interests in our investments, including legal fees;
●	reporting and compliance obligations under the 1940 Act and applicable U.S. federal, state and foreign securities laws; and
●	printing, mailing and all other direct expenses incurred by the Adviser, the Administrator or us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to waive, pay or reimburse certain Operating Expenses to the extent necessary to limit our annual Operating Expenses to [●]% of our net assets. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not exceed three years from the date of the waiver, payment or reimbursement, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. Such reimbursements will only be made to the extent doing so would not cause us to incur expenses in excess of the Expense Limitation in effect (i) at the time such fees or expenses were initially waived, paid or reimbursed, or (ii) at the time reimbursement is sought.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting Shares, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty on 60 days’ written notice to the other. Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed. Our Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Limitations of Liability and Indemnification

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, fraud or reckless disregard in the performance of its duties, or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Fund who is not an affiliate of such Indemnitee; provided that such person was selected, engaged or retained without gross negligence, willful misconduct or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of Shares or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our best interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud, or knowing and willful misconduct.

Licensing

We entered into a royalty-free license agreement with Modern Markets. Under this agreement, Modern Markets has granted us a non-exclusive license to use the name “Modern Markets Flagship Access Fund Inc.” Under the license agreement, we will have the right to use the “Modern Markets Flagship Access Fund Inc.” name for so long as the Adviser remains our investment adviser.

SECURITIES OWNERSHIP OF OUR PORTFOLIO MANAGERS

The following table sets forth, as of [●], the dollar range of our Shares beneficially owned by our portfolio managers, based on the price of $[●] per Share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
[●]	None
[●]	None
[●]	None
[●]	None
[●]	None
[●]	None

(1)       Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)       Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

ITEM 9.1(d)	ADMINISTRATORS

Pursuant to the Administration Agreement, the Adviser also serves as the Administrator. The Administrator provides, or oversees, or arranges for the provision of, the administrative services necessary for us to operate. In accordance with the Administration Agreement, we have agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing us personnel and facilities, including our allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to us, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. In addition, we will reimburse any affiliate of the Administrator for any fees, costs and expenses incurred by such affiliate on behalf of the Administrator in connection with the Administrator’s provision of services to us under the Administration Agreement.

Except as otherwise provided in the Investment Advisory Agreement or the Administration Agreement, the Adviser will be solely responsible for the compensation of its investment professionals and its allocable portion of the compensation of any personnel that provide it operational or administrative services, as well as the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. We will bear all other fees, costs and expenses incurred in connection with our operation, administration and transactions, including, but not limited to, those relating to:

●	our organization;
●	any offering of our securities, including any underwriting discounts or commissions and any related legal or accounting fees and expenses;
●	the establishment or operation of any credit facility or other leverage that we may utilize;
●	interest payable on debt, if any, that we incur;
●	sales and purchases of our securities, including in connection with any tender offers or repurchase offers relating thereto, including, without limitation, as provided for under the Share Repurchase Program;
●	any material acquisition, merger, consolidation, reorganization, asset sale or other business combination involving us;
●	any annual or special meeting of our Shareholders;
●	Management Fees and related expenses payable under the Investment Advisory Agreement;
●	amounts payable under the Administration Agreement;
●	U.S. federal, state, local and foreign registration fees;
●	U.S. federal, state, local and foreign taxes;
●	Independent Directors’ fees and expenses (including travel and other costs associated with the performance of Independent Directors’ responsibilities);
●	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;
●	the acquisition or disposition of investments, including any brokerage fees or commissions and any legal, accounting or due diligence fees or expenses relating thereto;
●	the investigation and monitoring of our investments, including travel-related expenses;
●	calculating net asset value;
●	fees payable to third parties relating to, or associated with, making investments and valuing investments (including any third-party valuation firms and legal fees);
●	transfer agent and custodial fees;
●	the retention of any sub-administrator or third-party compliance firm;
●	marketing efforts (including attendance at investment conferences and similar events);
●	any exchange listing fees;
●	preparing, printing and disseminating proxy materials, shareholders’ reports and other notices;
●	preparing and submitting government filings, including periodic and other reports;
●	independent audits and the engagement of outside accountants and legal counsel;
●	costs associated with protecting our interests in our investments, including legal fees;
●	reporting and compliance obligations under the 1940 Act and applicable U.S. federal, state and foreign securities laws; and
●	printing, mailing and all other direct expenses incurred by the Adviser, the Administrator or us in connection with administering our business, including payments under the Administration Agreement that are based upon our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, including the allocable portion of the compensation of our chief financial officer and chief compliance officer and their respective staffs.

We have entered into the Expense Limitation Agreement with the Adviser, whereby the Adviser has agreed to waive, pay or reimburse certain Operating Expenses to the extent necessary to limit our annual Operating Expenses to [●]% of our net assets. We have agreed to carry forward for the Subsequent Reimbursement Period, which will not exceed three (3) years from the date of the waiver, payment or reimbursement, any Excess Operating Expenses, and to reimburse the Adviser (or an affiliate of the Adviser, as appropriate) in the amount of such Excess Operating Expenses. Such reimbursements will only be made to the extent doing so would not cause us to incur expenses in excess of the Expense Limitation in effect (i) at the time such fees or expenses were initially waived, paid or reimbursed, or (ii) at the time reimbursement is sought.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our Administrator.

Sub-Administrators

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to us on behalf of the Administrator.

[●] (the “Sub-Administrator”), together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

ITEM 9.1(e)	CUSTODIANS

[●] (the “Custodian”) will serve as custodian for our assets. The Custodian’s principal business address is [●]. The Custodian will be appointed prior to our acceptance of subscriptions. Pursuant to a master services agreement, [●] will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is [●].

ITEM 9.1(f)	EXPENSES

The disclosure set forth under Sections 9.1(b) and (d) above are incorporated by reference herein.

ITEM 9.1(g)	AFFILIATED BROKERAGE

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions, if any, and the allocation of brokerage commissions. The Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

ITEM 9.2	NON-RESIDENT MANAGERS

Not applicable.

ITEM 9.3	CONTROL PERSONS

The disclosure set forth under Items 9.1(a), (b) and (c) above are incorporated by reference herein. In addition, immediately prior to any offering of our Shares, the Adviser will own 100% of our outstanding Shares, at which time the Adviser would be considered a control person of the Fund. Furthermore, (i) Modern Markets, as a result of its control of the Adviser, and (ii) Mark Strabo and John Strabo, as a result of their control of Modern Markets, may each be deemed to beneficially own the Shares held by the Adviser and deemed control persons of the Fund. Following the Initial Closing of the proposed private offering described herein, the Adviser’s share ownership position in us is expected to represent less than 1% of our outstanding Shares. Information regarding the ownership of the Adviser is set forth in its Form ADV, as filed with the SEC (SEC File No. [            ]), and which is incorporated herein by reference.

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1	CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our Charter and Bylaws. This summary is not necessarily complete. Please refer to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 600,000,000 shares, par value $0.001 per share, 500,000,000 of which are initially designated as common stock, and 100,000,000 of which are initially designated as preferred stock. There are no outstanding options or warrants to purchase our Shares. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is March 31. Under Maryland law, Shareholders generally are not personally liable for our debts or obligations.

Under our Charter, the Board is authorized to classify and reclassify any unissued stock into other classes or series of stock, including preferred stock, without obtaining Shareholder approval. As permitted by the Maryland General Corporation Law, the Charter provides that a majority of the entire Board, without any action by Shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Our Charter also provides that the Board may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions or limitations as to dividends and other distributions, qualifications or terms or conditions of redemption of the shares. There is currently no market for our Shares, and there can be no assurances that a market for our Shares will develop in the future. Unless the Board or our officers determine otherwise, we will issue all our Shares in uncertificated form.

Common Stock

Under the terms of the Charter, all shares of common stock have equal rights as to dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and other distributions may be paid to Shareholders if, as and when authorized by the Board and when we declare them out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and Shareholders generally have no appraisal rights. The Shares are subject to restrictions on transferability and resale as described further below under “Share Repurchase and Transfer of Shares,” including restrictions imposed by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding-up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or otherwise provide for, all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote on all matters submitted to a vote of Shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, our Shareholders will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.

Our Shares are not redeemable at the option of a Shareholder. Our Shares are redeemable at our option without consent or other action by the Shareholder or other person if we determine that:

•	ownership of the common stock by a Shareholder or other person is likely to cause us to be in violation of, or require registration of the Common Stock under, or subject us to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of the common stock by a Shareholder may be harmful or injurious to the business or reputation of us, the Board, either the Adviser or a sub-adviser (if any) or any of their affiliates, or may subject us or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of common stock were not true when made or have ceased to be true; or

•	with respect to a Shareholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any common stock.

Shares of common stock will be redeemed at the net asset value per share.

Preferred Stock

Under the terms of our Charter, the Board may authorize us to issue shares of preferred stock in one or more classes or series, without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. While we have 100,000,000 shares of preferred stock authorized under our Charter, we do not currently anticipate issuing preferred stock. In the event we issue preferred stock, we will make any required disclosure to Shareholders and filings with the State Department of Assessments and Taxation of Maryland. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other Shareholders.

Preferred stock could be issued with terms that would adversely affect the Shareholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the Independent Directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our Charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any of our present or former directors or officers or any individual who, while a director or officer of the Fund and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of its predecessor.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and certain of our officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act.

We intend to purchase and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire our Shares by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors; Term

As permitted by the Maryland General Corporation Law, our Bylaws provide that we are not required to hold an annual meeting of Shareholders in any year in which the election of directors is not required to be acted on under the 1940 Act. Accordingly, we will not hold an annual meeting of Shareholders each year and directors will be elected to serve an indefinite term between annual meetings of Shareholders. Our Bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of Shareholders at which a quorum is present. Pursuant to our Charter and Bylaws, the Board has the exclusive power to amend the Bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board in accordance with the Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, nor more than fifteen. Any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any vacancy on the Board created by an increase in the number of directors may be filled by a majority of the entire Board. Any director elected to fill a vacancy will serve an indefinite term until the next annual meeting of Shareholders and until a successor is elected and qualifies.

Our Charter provides that, subject to the rights of holders of preferred stock, as applicable, a director may be removed at any time, but only for cause, as defined below, and then only by the affirmative vote of at least two thirds of the votes entitled to be cast generally in the election of directors. For the purposes of removal of directors, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to us through bad faith or active deliberate dishonesty.

Action by Shareholders

Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our Charter does not), Shareholder action can be taken only at an annual or special meeting of Shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a Shareholder-requested special meeting of Shareholders discussed below, may have the effect of delaying consideration of a Shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our Bylaws provide that with respect to an annual meeting of Shareholders, nominations of persons for election to the Board and the proposal of business to be considered by Shareholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a Shareholder who was a Shareholder of record at the record date set by the Board for the purpose of determining Shareholders entitled to vote at the meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of Shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the special meeting has been called in accordance with our Bylaws for the purpose of electing directors, by a Shareholder who was a Shareholder of record at the record date set by the Board for the purpose of determining Shareholders entitled to vote at the meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our Bylaws. The purpose of requiring Shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Shareholders. Although our Bylaws do not give the Board any power to disapprove Shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of Shareholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our Shareholders.

Calling of Special Meetings of Shareholders

Our Bylaws provide that special meetings of Shareholders may be called by the Chairman of the Board, the Chief Executive Officer, the President or the Board. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders must be called by our secretary upon the written request of Shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of Shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the Shareholders entitled to cast a majority of all the votes entitled to be cast on the matter, if such action is declared advisable by the Board.

However, our Charter provides that approval of the following matters requires the affirmative vote of Shareholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

●	any amendment to our Charter to make the shares of stock a “redeemable security” or any other proposal to convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

●	the liquidation or dissolution of the Fund and any amendment to our Charter to effect any such liquidation or dissolution;

●	any amendment to, or any amendment inconsistent with our Charter provisions for the number and election of directors, extraordinary actions, removal of directors, right to amend our Bylaws, right to amend our Charter or approval of certain extraordinary actions and Charter amendments;

●	any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our Shareholders; and

●	any transaction between us and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person or member of such group.

However, if such amendment, proposal or transaction is approved by two thirds of our continuing directors (in addition to approval by the Board), such amendment, proposal or transaction need only be approved by the affirmative vote of Shareholders entitled to cast a majority of the votes entitled to be cast on such a matter; and provided, further, that, with respect to any transaction referred to in the fourth and fifth bullet points above, if such transaction is approved by at least two thirds of our continuing directors, no Shareholder approval is required unless required by the Maryland General Corporation Law or another provision of our Charter or its Bylaws. The “continuing directors” are defined in our Charter as (1) our current directors or (2) those directors whose nomination for election by the Shareholders or whose election by the directors to fill vacancies is approved by a majority of our continuing directors then on the Board.

Our Charter and Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, our Charter provides that Shareholders will not be generally entitled to exercise appraisal rights unless the Board determines that such rights shall apply.

Forum Selection Clause

Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any Internal Corporate Claim, as defined by the Maryland General Corporation Law, (b) any derivative action or proceeding brought on our behalf, other than actions arising under the federal securities laws, (c) any action asserting a claim of breach of any duty owed by any of our directors, officers or employees to us or to our Shareholders, (d) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Maryland General Corporation Law or our Charter or Bylaws, or (e) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division. By accepting the Shares in connection with our Offering, you are agreeing to be bound by these provisions. This provision does not cover claims made by Shareholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder.

While the forum selection clause is not applicable to claims brought under federal securities laws, as Section 44 under the 1940 Act generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our Bylaws will likely make it more difficult for a Shareholder, or those covered by our forum selection clause, to successfully pursue litigation against us in another jurisdiction, including one that may be more favorable to such Shareholder.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “CSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights, except to the extent approved by the affirmative vote of at least two thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one tenth or more but less than one third,
●	one third or more but less than a majority, or
●	a majority or more of all voting power.

The requisite Shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained Shareholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of Shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any Shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of Shareholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a Shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other Shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The CSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

As a Maryland corporation registered under the 1940 Act as a closed-end investment company, we are by default not subject to the CSAA. Furthermore, the Board has not adopted a resolution to be subject to the CSAA and our Bylaws do not contain a comparable provision. Accordingly, any holders of control Shares will have the same voting rights as the other holders of all Shares. The Board could adopt a resolution, and approve a corresponding amendment to our Bylaws, to be subject to the CSAA at any time in the future.

Conflict with the 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTION REINVESTMENT PROGRAM

Subject to the Board’s discretion and applicable legal restrictions, we expect the Board to authorize, and we intend to declare and pay ordinary cash distributions on an annual basis in an amount equal to all or substantially all of our estimated net investment income for each tax year. We intend to adopt an “opt out” distribution reinvestment plan pursuant to which the full amount of each new Shareholder’s cash distributions will be reinvested in additional full and fractional Shares, unless such Shareholder opts out of the plan through the Modern Markets Platform. If your Shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Any distributions of our Shares pursuant to our Fund DRIP are dependent on the continued registration of our Shares or the availability of an exemption from registration in the recipient’s home state. Participants in our Fund DRIP are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions we declare in cash. If our Board authorizes, and we declare, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional full or fractional Shares, rather than receiving the cash distributions. During the Offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the Fund DRIP. In such case, your reinvested distributions will purchase Shares at a price equal to 100% of the price that Shares are sold in the Offering at the closing immediately following the distribution payment date. Shares issued pursuant to our Fund DRIP will have the same voting rights as our Shares issued not pursuant to our Fund DRIP. No commissions or fees will be assessed pursuant to our Fund DRIP. You will be subject to tax on the amount of any dividends you receive, even if you participate in our distribution reinvestment plan and do not receive such dividends in the form of cash.

We intend to use newly issued shares to implement the plan and determine the number of Shares we will issue to Shareholders as follows:

●	To the extent our Shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

○	during any period when we are making a “best-efforts” offering of our Shares, the number of full and fractional Shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to 100% of the price that the Shares are sold in the Offering at the closing immediately following the distribution payment date; and

○	during any period when we are not making a “best-efforts” offering of our Shares, the number of shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by a price equal to the net asset value per share as determined by the Valuation Procedures.

●	To the extent our Shares are listed on an Exchange, the number of shares to be issued to a Shareholder shall be determined by dividing the total dollar amount of the distribution payable to the Shareholder by the market price per share of our Shares at the close of regular trading on such Exchange on the valuation date fixed by the Board for such distribution.

There will be no sales charges to Shareholders who elect to participate in the Fund DRIP.

If you receive your ordinary cash distributions in the form of Shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Their basis for determining gain or loss upon the sale of Shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice delivered to Shareholders at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan via the Modern Markets Platform.

All correspondence concerning the plan should be sent by electronic mail to Modern Markets Flagship Access Fund Inc., [●] or by telephone at [●].

We have filed the complete form of our Fund DRIP with the SEC as an exhibit to the registration statement. Shareholders may obtain a copy of the plan by request of the plan administrator or by contacting us.

ITEM 10.2	LONG-TERM DEBT

Not applicable.

ITEM 10.3	GENERAL

Not applicable.

ITEM 10.4	TAXES

We will elect, and intend to qualify in the future, to be treated as a RIC under Subchapter M of the Code. For each taxable year that we so qualify, we will generally not be subject to corporate level U.S. federal income tax on our net investment income or capital gains that we distribute as dividends for U.S. federal income tax purposes to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such an investment.

Certain of the Investment Interests in which we invest may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, we may, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments that we hold and certain of the Investment Interests. However, Investment Interests generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor and meet the RIC requirements under Subchapter M of the Code, and ultimately may limit the universe of Investment Interests in which we can invest. Furthermore, although we expect to receive information from each Underlying Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Underlying Fund Managers may not provide this information on a timely basis.

If we fail to qualify as a RIC or fail to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of our investment company taxable income (generally net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of our net tax-exempt interest income to Shareholders in any taxable year, we would be subject to tax as an ordinary corporation on our taxable income (even if such income and gains were distributed to our Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, we could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions before requalifying for taxation as a RIC.

Although the provisions of the Code relevant to your investment are generally described herein, we strongly urge you to consult your own tax advisor concerning the effects of federal, state and local income tax law on an investment in us and on your individual tax situation.

For a more detailed analysis of our tax status please refer to Item 23 in Part B below.

ITEM 10.5	OUTSTANDING SECURITIES

Set forth below is a chart describing our Shares outstanding as of the date we commence this Offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common shares	[500,000,000]	—	—
Preferred stock	[100,000,000]	—	—

ITEM 10.6	SECURITIES RATINGS

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS

Neither we nor the Adviser are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or the Adviser.

From time to time, the Adviser or their respective professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.	COVER PAGE

STATEMENT OF ADDITIONAL INFORMATION

Modern Markets Flagship Access Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

[●], 2022

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, which is not a prospectus, should only be read in conjunction with Part A of this Registration Statement initially filed with the Securities and Exchange Commission (“SEC”) on [●], 2022, as it may be amended from time to time. A copy of Part A of this Registration Statement, as amended, may be obtained, without charge, by calling us at [●], or by emailing us at [●].

This SAI omits certain of the information contained in Part A of this Registration Statement filed with the SEC. This Registration Statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

We are a newly formed entity and, therefore, have no operating history to report. We have not operated under any other name or conducted other business activity.

Unless otherwise noted, the terms “we,” “us,” “our,” “the Fund” and “Modern Markets Flagship Access Fund” refer to Modern Markets Flagship Access Fund Inc. Terms not defined herein have the same meaning as given to them in Part A of this Registration Statement.

ITEM 15.	TABLE OF CONTENTS

ITEM 16.	GENERAL INFORMATION AND HISTORY

Not Applicable.

ITEM 17.	INVESTMENT OBJECTIVES AND POLICIES

The disclosure set forth under Item 8 of Part A above is incorporated by reference herein.

In addition, the Fund and the Adviser may enter into “side letter” agreements with Shareholders, primarily to accommodate a Shareholder’s particular legal, tax or regulatory requirements. The Fund will not grant more favorable or different management fees, redemption rights, transparency rights or other investment terms in any “side letter” agreement. In addition, while the Fund cannot determine the nature of the types of requests, if any, that it may receive, it would expect such requests to be limited to administrative matters specific to a particular Shareholder’s circumstances, including for example contractually agreeing to deliver certain information directly to an investor concurrent with its public release. In no case would any provisions included in any side letter be considered a “fundamental policy” of the Fund. As a result, the terms of any such side letters may be modified solely with the consent of the Shareholders that are parties thereto.

With respect to our investments, it is our policy not to engage in trading for short-term profits. Notwithstanding the foregoing, portfolio turnover rate is not considered a limiting factor in the execution of our investment decisions and we will effect portfolio transactions without regard to any holding period if, in management’s judgment, such transactions are advisable in light of various factors, including a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by us and our Shareholders. We do not intend to engage in short-term trading with respect to the Liquidity Portfolio. We expect to liquidate positions as needed to fund investments in Underlying Funds. The Liquidity Portfolio may have a higher turnover as positions are sold to provide cash to fund investments or capital calls.

ITEM 18.	MANAGEMENT

The disclosure set forth under Items 9.1(a) and (c) of Part A above is incorporated by reference herein.

Securities Ownership of the Board

The following table sets forth, as of the date of this Registration Statement, the dollar range of the Fund’s equity securities beneficially owned by each member of Board, based on the price of $[●] per share. The Fund is not part of a “family of investment companies,” as that term is defined in the Form N-2.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
[●]	None
[●]	None

Independent Directors:
[●]	None
[●]	None
[●]	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001‒$50,000, $50,001‒$100,000, or over $100,000.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The disclosure set forth under Items 9.1(a), (b) and (c) of Part A above is incorporated by reference herein. In addition, immediately prior to any offering of its Shares, the Adviser will be the record and beneficial owner of 100% of the outstanding Shares of the Fund, at which time the Adviser would control the Fund and be the record and beneficial owner of more than 5% of the Fund’s outstanding equity securities. Furthermore, (i) Modern Markets, as a result of its control of the Adviser, and (ii) Mark Strabo and John Strabo, as a result of their control of Modern Markets, may each be deemed to beneficially own the Shares held by the Adviser and deemed control persons of the Fund. Following the initial closing of the proposed private offering described herein, the share ownership position in the Fund of the Adviser is expected to represent less than 1% of the Fund’s outstanding Shares. Information regarding the ownership of the Adviser is set forth in its Form ADV, as filed with the SEC (SEC File No. [ ]), and which is incorporated herein by reference.

The address of the Adviser and all beneficial owners of the Adviser is 3100 Clarendon Blvd. Suite 200, Arlington, VA 22201. As of the date of this Registration Statement, no other officers or directors of the Fund may be deemed to currently directly or beneficially own any Shares of the Fund.

ITEM 20.	INVESTMENT MANAGER AND OTHER SERVICES

The disclosure set forth under Items 9.1(b), (d) and (e) of Part A above is incorporated by reference herein. Pursuant to a Custody Agreement, the Custodian will hold assets of the Fund in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian’s principal business address is [●]. The Custodian will be appointed prior to the Fund’s acceptance of subscriptions. Pursuant to a master services agreement, [●] will act as the Fund’s transfer agent, distribution paying agent and registrar. The principal business address of the Fund’s transfer agent is [●].

The Board has selected [●] (“[●]”) as the independent registered public accounting firm of the Fund. [●]’s principal business address is located at [●].

ITEM 21.	PORTFOLIO MANAGERS

The disclosure set forth under Item 9.1(c) of Part A above is incorporated by reference herein.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES

The disclosure set forth under Item 9.1(g) of Part A above is incorporated by reference herein.

ITEM 23.	TAX STATUS

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund's shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, investors subject to Section 1061 of the Code, pension plans and trusts, and financial institutions. This summary assumes that investors hold the Fund's shares as capital assets (within the meaning of the Code). The discussion is based upon the Code and Treasury Regulations, and administrative and judicial interpretations thereof, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding the Offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” generally is a beneficial owner of the Fund's shares who is for U.S. federal income tax purposes:

●	A citizen or individual resident of the United States;

●	A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A tax-exempt organization, including, but not limited to, non-profits, private foundations, qualified retirement plans, pension plans, endowments, IRA accounts and certain other charitable entities.

A “non-U.S. Shareholder” generally is a beneficial owner of the Fund's shares that is not a U.S. Shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund's shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding the Fund's shares should consult his, her or its tax advisers with respect to the purpose, ownership and disposition of the Fund's shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in the Fund's shares will depend on the facts of his or its particular situation. The Fund strongly encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Underlying Fund (or Investment Interest) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Taxation of the Fund as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be required to pay corporate-level U.S. federal income taxes on any net investment income or capital gains that the Fund distributes to its Shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (generally net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement then the Fund will not be subject to corporate-level U.S. federal income tax on the portion of its income that it distributes (or is deemed to distribute) to its Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its Shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund's net ordinary income for each calendar year, (ii) 98.2% of the amount by which the Fund's capital gains exceed the Fund's capital losses (adjusted for certain ordinary losses for the one-year period ending October 31 in that calendar year) and (iii) any income and gains recognized, but not distributed, from previous years on which the Fund paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the fund intends to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, the Fund may not be successful in avoiding entirely the imposition of this tax. In that case, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “90% Income Test”); and,

●	diversify the Fund's holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of the Fund's assets consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer; and

○	no more than 25% of the value of the Fund's assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

For the purpose of determining whether the Fund satisfies the 90% Income Test, the character of the Fund's distributive share of items of income, gain and loss derived through any Underlying Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds.

It is expected that the Fund may invest a portion of its assets indirectly through one or more wholly-owned subsidiaries formed in one or more jurisdictions and treated as corporations for U.S. federal income tax purposes (each, a “Blocker Subsidiary” and, together, the “Blocker Subsidiaries”). The Fund typically expects to invest indirectly through the Blocker Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. The Fund may hold interests through a taxable Blocker Subsidiary in cases where such an investment, if made directly, would produce income that is not qualifying income for a RIC. Any Blocker Subsidiary organized in the United States will generally be subject to U.S. federal, state and local income tax at corporate rates. Such Blocker Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any subsidiaries.

In general, in order to comply with the diversification requirements under Subchapter M of the Code, the Fund may not invest more than 25% of the value of its assets in the stock of one or more Blocker Subsidiaries that are engaged in the same or similar or related trades or businesses. A determination that two or more Blocker Subsidiaries are in the same or similar or related trades or businesses, and thus subject to a single 25% limitation under the diversification tests, could limit the Fund’s ability to pursue a particular investment.

For purposes of calculating a RIC’s compliance with the Diversification Tests, it is unclear (other than in limited circumstances) if the IRS views a RIC holding an interest in an entity treated as a partnership for federal income tax purposes as owning a proportionate share of each of the partnership’s assets or an equity interest in the partnership. For the purpose of the Diversification Tests, the Fund, in appropriate circumstances, will “look through” to the assets held by the Fund and such Investment Interests that are treated as partnerships or disregarded entities for U.S. tax purposes. However, there can be no assurance that the IRS will agree that looking through the Investment Interests is the appropriate manner to test if the Diversification Tests have been met by the Fund. If the Fund fails to meet the Diversification Tests, the Fund may fail to qualify as a RIC under Subchapter M and be subject to corporate-level U.S. federal income tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any OID or other amounts accrued will be included in the Fund's investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement even though the Fund will not have received a corresponding cash payment. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. Further, the Fund may also have difficulty meeting the distribution requirement if the Underlying Funds in which the Fund invests do not make distributions of realized amounts even if such Underlying Funds have cash available. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund also may borrow funds, sell assets and make taxable distributions of its stock and debt securities in order to satisfy distribution requirements. The Fund's ability to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of the Fund's portfolio and/or (ii) other requirements relating to the Fund's status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. If the Fund is unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If the Fund is prohibited from making distributions, the Fund may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of the Fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. The Fund will monitor its transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

The Fund anticipates that it may directly or indirectly acquire certain investments, such as CLOs and other securitization vehicles, in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If the Fund acquires shares in a PFIC (including equity tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund (or an Underlying Fund) invests in a PFIC and the Fund (or an Underlying Fund, as applicable) elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund's income. Under either election, the Fund may be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and it must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

The Code generally provides that the income inclusions from a QEF will be “good income” for purposes of the 90% Income Test to the extent that the QEF distributes such income to the Fund in the same taxable year to which the income is included. Further, the Regulations provide that QEF inclusions of a RIC in respect of a PFIC that are not distributed will be treated as qualifying income to the extent derived with respect to the RIC's business of investing in stock, securities or currencies.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund's pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% of the value of such corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to the Fund's Shareholders. Any such transactions that are not directly related to the Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury Regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as either dividend income or capital gains. Distributions of the Fund's “investment company taxable income” (which is, generally, the Fund's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) generally will be taxable as dividend income to U.S. Shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional full or fractional shares. Distributions of the Fund's net capital gains (which is generally the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional full or fractional shares. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund may elect to retain its net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to Shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each Shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for the shares of the Fund's stock held by an amount equal to the deemed distribution less the tax credit.

The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares of its common stock at the election of each Shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of Shareholders are treated as taxable dividends whether a Shareholder elects to receive cash or shares. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many Shareholders elect to receive their distributions in cash, each such Shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If the Fund decides to make any distributions consistent with these rulings that are payable in part in Fund stock, taxable Shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Fund stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund's current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of Fund stock at the time of the sale.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's U.S. Shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Fund shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, in which case, the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

A Shareholder generally will recognize taxable gain or loss if the Shareholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such Shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund's shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Fund's shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. Further, if a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds, the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Fund shares (unless the shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in Fund securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of Fund shares.

To the extent the Fund is not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable to deduct, for federal income tax purposes, their allocable share of the Fund's “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, the Fund's shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 Shareholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include Shareholders that are (i) individuals (other than nonresident aliens who do not treat income from the Fund as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, and (iii) pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining the Fund's investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, and certain legal and accounting fees and expenses associated with legally required shareholders communications. Shareholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability of such rules to their investment in the Fund's shares.

The Fund may be required to withhold federal income tax, or backup withholding from all distributions to any non-corporate U.S. Shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, an investment in the Fund generally should not give rise to UBTI being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Taxation of Non-U.S. Shareholders

Whether an investment in Fund shares is appropriate for a non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Fund shares.

Distributions of the Fund's investment company taxable income to non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. Shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund's current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to Fund Shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of the Fund's distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of the Fund's stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund designated the payment as derived from such qualified net interest income or qualified short-term capital gain.

Hence, no assurance can be provided as to whether any amount of the Fund's dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund's net capital gains to a non-U.S. Shareholder, and gains realized by a non-U.S. Shareholder upon the sale of the Fund's shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States or (ii) such non-U.S. Shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. Shareholder, distributions (both actual and deemed) and gains realized upon the sale of the Fund's shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. Shareholder.

A non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity related to such holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners could be subject to this 30% withholding tax with respect to dividends paid in respect of the Fund's shares. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Phantom Income

Due to the nature of the assets in which the Fund seeks to invest, the Fund may be required to recognize taxable income from certain assets in advance of the Fund's receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

The Fund may directly or indirectly acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than its purchase price plus the market discount it had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that the Fund may hold could be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that the Fund may directly or indirectly acquire are anticipated to be issued with OID. In general, the Fund will be required to accrue non-de minimis OID based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income.

Similarly, the Fund may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

Additionally, the Fund may be required to make payments of interest on its debt obligations, which under the rules limiting the deductibility of business interest expense, may not be currently deductible. As a result, the Fund's income may exceed the cash available for distributions.

A similar issue may arise where the Fund invests into partnerships that are allocating income to the Fund but are not distributing cash. Thus, the amount of income recognized may exceed the amount of cash available for distribution, giving rise to phantom income issues.

Finally, the Fund may be required under the terms of indebtedness that it incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income, but not having a corresponding amount of cash available for distribution to the Fund's Shareholders.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the RIC distribution requirements for the taxable year in which this “phantom income” is recognized. To the extent the Fund is unable to make required distributions for a taxable year, the Fund's status as a RIC could be impacted.

Failure to Qualify as a RIC

If the Fund fails to qualify for tax treatment as a RIC, and certain amelioration provisions are not applicable, the Fund would be subject to tax on all of its taxable income (including the Fund's net capital gains) at regular corporate rates. The Fund would not be able to deduct distributions to its Shareholders, nor would such distributions be required. Distributions, including distributions of net long-term capital gain, would generally be taxable to Fund Shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Subject to certain limitations under the Code, the Fund's corporate Shareholders would be eligible to claim a dividend received deduction with respect to such dividend; the Fund's non-corporate Shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, the Fund would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intended to requalify as a RIC. If the Fund failed to requalify as a RIC for a period greater than two taxable years, the Fund may be subject to regular corporate- level U.S. federal income tax on any net built-in gains with respect to certain of the Fund's assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

ITEM 24.	FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles. To date, the Fund has not conducted any business, other than in connection with its organization.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Not applicable.

(2)	Exhibits

(a)	Form of Articles of Amendment and Restatement of the Registrant*
(b)	Form of Amended and Restated Bylaws of the Registrant*
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Distribution Reinvestment Plan*
(f)	Not applicable.
(g)(1)	Form of Investment Advisory Agreement by and between the Registrant and Modern Markets Management LLC*
(g)(2)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Form of Custody Agreement*
(k)(1)	Form of Administration Agreement by and between the Registrant and the Modern Markets Management LLC*
(k)(2)	Master Services Agreement by and among the Registrant, Modern Markets Management LLC and [●] regarding provision of sub-administrative, transfer agency and shareholder services*
(k)(3)	Form of License Agreement by and between the Registrant and Modern Markets Management LLC*
(k)(4)	Expense Limitation Agreement between the Registrant and Modern Markets Management LLC*
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Joint Code of Ethics of the Registrant and the Adviser*

* To be filed by amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

Printing and engraving	$50,000
Legal fees and expenses	$500,000
Miscellaneous fees and expenses	$50,000
Total	$600,000

The amounts set forth above are estimates. All of the expenses set forth above will be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

No person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by [●]. Immediately prior to a proposed private placement of its shares, the Adviser will own 100% of the Registrant’s outstanding common stock. Following the completion of a proposed private placement of its shares, the share ownership position in the Registrant of the Adviser is expected to represent less than 1% of the Registrant’s outstanding common stock. Information regarding the ownership of the Adviser is set forth in Item 9(b) and its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [         ]), each of which is incorporated herein by reference.

The information contained under the headings “Management” and “Control Persons and Principal Holders of Securities” in this Registration Statement is incorporated herein by reference.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital shares as of September 10, 2022.

Title of Class	Number of Record Holders
Shares of common stock	[●]

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services, or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Registrant or any individual who, while a director or officer of the Registrant and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan, or other enterprise as a director, officer, partner, manager, member or trustee, who is made a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud, or reckless disregard in the performance of its duties and (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Registrant who is not an affiliate of such Indemnitee, provided that such person was selected, engaged, or retained without gross negligence, willful misconduct or fraud.

We will indemnify each Indemnitee against any liabilities relating to the proposed private placement of our shares or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud, or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action; provided that the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

The Adviser, a Delaware limited liability company, serves as our administrator. The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant. The Administrator expects to retain one or more sub-administrators from time to time, pursuant to certain sub-administration agreements, to provide certain administrative services to the Registrant on behalf of the Administrator. Any such sub-administration agreements will be in accordance with the requirements of the 1940 Act and other applicable U.S. federal and state law, and are expected to contain a provision requiring such sub-administrator(s) to comply with the same restrictions applicable to the Administrator.

[●], together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or officer who is a party to the agreement.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser and each director or executive officer of the Adviser is or has been during the past two fiscal years engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee is set forth in Part A of this Registration Statement in Items 18 through 21. Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. [          ]), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1.	the Registrant, Modern Markets Flagship Access Fund Inc., 3100 Clarendon Blvd, Suite 200, Arlington, VA 22201;

2.	the Sub-Administrator and Transfer Agent, [●];

3.	the Custodian, [●], [●];

4.	the Adviser, Modern Markets Management LLC, 3100 Clarendon Blvd, Suite 200, Arlington, VA 22201; and

5.	the Administrator, Modern Markets Management LLC, 3100 Clarendon Blvd, Suite 200, Arlington, VA 22201.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

 Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, State of Virginia, on the 9th day of December, 2022.

Modern Markets Flagship Access Fund Inc.

By:	/s/ Mark Strabo
	Name:	Mark Strabo
	Title:	Co-Chief Executive Officer and Director